UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant: ☒	Filed by a Party other than the Registrant: ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CTI BioPharma Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CTI BIOPHARMA CORP.
Notice of Special Meeting of Shareholders
January 24, 2018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Location: Company’s Principal Executive Offices 3101 Western Avenue, Suite 800 Seattle, Washington 98121, U.S.A.	Date: January 24, 2018 Time: 10:00 a.m. Pacific Time
The Notice of Meeting and Proxy Statement are available free of charge at http://www.ctibiopharma.com.

Items of Business:

(1)	To approve the reincorporation of the Company from the State of Washington to the State of Delaware by merging the Company with and into a newly formed, wholly owned subsidiary; and

(2)	To transact such other business as may properly come before the Special Meeting and all adjournments and postponements thereof.

Record Date:

Close of business on December 5, 2017.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Special Meeting of Shareholders, we urge you to please cast your vote as soon as possible using one of the methods described in the accompanying Proxy Statement.

By Order of the Board of Directors

Adam R. Craig
Chief Executive Officer

Seattle, Washington
December 8, 2017

CTI BIOPHARMA CORP.
3101 Western Avenue, Suite 800
Seattle, Washington 98121, U.S.A.

PROXY STATEMENT

PROXY SUMMARY

This summary highlights information described in more detail elsewhere in this Proxy Statement. It does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are provided to help you find further information.

The Special Meeting of Shareholders (the “Special Meeting”) of CTI BioPharma Corp. (the “Company”, “our”, “us”, or “we”) will be held at the following time and location:

Date and Time:	January 24, 2018 10:00 a.m. Pacific Time

Location:	Company’s Principal Executive Offices 3101 Western Avenue, Suite 800 Seattle, Washington 98121, U.S.A.

Delivery of Proxy Materials (see page 9)

On or about December 12, 2017, proxy materials for the Special Meeting, including this Proxy Statement, are being made available to shareholders entitled to vote at the Special Meeting. We are utilizing the United States (the “U.S.”) Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to their shareholders on the Internet.

Eligibility to Vote (see page 4)

You may vote if you were a shareholder of record at the close of business on December 5, 2017.

How to Cast Your Vote (see page 4)

For non-Italian Shareholders

•
Log on to www.proxyvote.com and follow the instructions, using the Control Number shown on the Notice of Internet Availability of Proxy Materials (or paper proxy or voting instruction card if you receive one), until 11:59 p.m. Eastern Time on January 23, 2018;

•
If you receive a proxy card, call the telephone number and follow the instructions shown on the proxy or voting instruction card, using the Control Number shown on the card, until 11:59 p.m. Eastern Time on January 23, 2018;

•
If you receive a proxy or voting instruction card, mark, sign and date the card and promptly return it in the prepaid envelope so that it is received prior to the adjournment of the Special Meeting on January 24, 2018; or

•
In person, if you are a shareholder of record, by voting your shares at the Special Meeting. If your shares are held in the name of a broker, nominee or other intermediary, you must obtain a proxy, executed in your favor, to bring to the meeting.

For Italian Shareholders

If you are an Italian shareholder (as such term is defined on page 5 below), please refer to the section entitled “General Information Concerning the Special Meeting - Important Information for our Shareholders in Italy” for information pertaining to applicable voting procedures starting on page 5.

Summary of Voting Matters

		Board Vote Recommendation	Page Reference
1.	Approval of proposal to reincorporate the Company from the State of Washington to the State of Delaware by merger.	FOR	9
2.	Approval of adjournment of the Special Meeting, if necessary or appropriate.	FOR	29

Your Vote Matters! (see page 7)

It is very important that you cast your vote and play a part in the future of the Company. Under the applicable rules of the New York Stock Exchange (the “NYSE”), if you hold your shares through a broker, bank or other nominee, they cannot vote on your behalf on the foregoing Proposal 1 at the Special Meeting because they are considered non-routine matters. Thus, it is important that you cast your vote on these and all proposals to make sure your voice is heard.

GENERAL INFORMATION CONCERNING THE SPECIAL MEETING

Special Meeting Agenda

This Proxy Statement and the accompanying form of proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at our Special Meeting.

At the Special Meeting, shareholders will be asked to:

(1)	approve the reincorporation of the Company from the State of Washington to the State of Delaware by merging the Company into a newly formed, wholly-owned Delaware subsidiary (“Proposal 1”); and

(2)	transact such other business as may properly come before the Special Meeting and all adjournments and postponements thereof (“Proposal 2”).

Delivery of Proxy Materials

On or about December 12, 2017, proxy materials for the Special Meeting, including this Proxy Statement, are being made available to shareholders entitled to vote at the Special Meeting. We are utilizing the SEC rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We believe these rules allow us to provide you with the information you need, while lowering the costs of delivery and reducing the environmental impact of the Special Meeting. Pursuant to such rules, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this Proxy Statement. The Notice contains instructions on how to access those documents and vote online. The Notice also contains instructions on how each of those shareholders can receive a paper copy of the proxy materials, including this Proxy Statement and a form of proxy card or voting instruction card. Shareholders (other than Italian shareholders) who do not receive a Notice, such as shareholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail. In the case of Italian shareholders, such shareholders will be able to obtain a copy of the proxy materials in the manner outlined on page 5 under the heading “Important Information for our Shareholders in Italy - Availability of Meeting Materials.”

Solicitation of Proxies

This solicitation is made on behalf of the Board. All expenses in connection with the solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers, directors or other regular employees may solicit proxies by telephone, facsimile, electronic communication or in person. These individuals will not receive any additional compensation for these services.

Record Date, Eligibility to Vote, Voting Rights and Outstanding Shares

Only shareholders of record on our shareholder books at the close of business on December 5, 2017 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. Each holder of record of our common stock, no par value per share (the "Common Stock"), outstanding on the Record Date will be entitled to one vote per share on all matters to be voted upon at the Special Meeting. As of the close of business on the Record Date, there were 42,968,066 shares of Common Stock issued and outstanding, 575 shares of the Company's Series N-3 Preferred Stock issued and outstanding, and no other shares of any other class of the Company's capital stock issued and outstanding. Holders of our Series N-3 Preferred Stock are not entitled to voting rights with respect to their Series N-3 Preferred Stock.

Dissenters Rights or Appraisal Rights

Pursuant to applicable Washington law, there are no dissenters or appraisal rights relating to the matters to be acted upon at the Special Meeting.

Quorum, Abstentions, Required Vote and Broker Non-Votes

Overview

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions, withheld votes and broker non-votes. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal. Properly executed proxy cards that are marked “abstain” or “withhold all” on any proposal, as applicable, will be treated as abstentions for that proposal.

Broker non-votes occur when a broker holding shares for a beneficial owner does not vote on a particular matter because such broker does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Brokers typically do not have discretionary authority to vote on non-routine matters. Under the applicable rules of the NYSE (the “NYSE Rules”), brokers have discretionary authority to vote on routine matters when they have not received timely voting instructions from the beneficial owner. The routine versus non-routine matters to be voted upon at the Special Meeting are discussed in greater detail below.

Quorum

A quorum of shareholders must be established at the Special Meeting in order to transact business at the Special Meeting. Under the Washington Business Corporation Act, a quorum may be established in one of two ways:

•Pursuant to the first quorum standard, the presence in person, by telephone or by proxy of the holders of at least one-third of the shares outstanding and entitled to vote at the Special Meeting constitutes a quorum (“Quorum Standard 1”). Therefore, we will need at least 14,322,689 shares of our Common Stock present in person, by telephone or by proxy at the Special Meeting for a quorum to be established pursuant to Quorum Standard 1.

•Alternatively, we may establish a quorum under a second quorum standard, which requires that a majority of the shares outstanding and entitled to vote at the Special Meeting, other than shares held of record by Depository Trust Company (“DTC”), and credited to the account of stock depositories located in a member state of the European Union (the “E.U.”), must be present in person, by telephone or by proxy at the Special Meeting, provided the number of votes comprising such majority equals or exceeds one-sixth of the shares outstanding and entitled to vote at the Special Meeting (“Quorum Standard 2”). As of the close of business on the Record Date, there were 27,642,246 shares of our Common Stock issued and outstanding other than shares held of record by DTC and credited to the account of stock depositories located in a member state of the E.U. Accordingly, 13,821,123 of the shares of our Common Stock, other than shares held of record by DTC and credited to the account of stock depositories located in a member state of the E.U., must be present in person, by telephone or by proxy at the Special Meeting for a quorum to be established pursuant to Quorum Standard 2. All shares of our Common Stock are eligible to vote for the Proposals. Under Quorum Standard 2, certain shares are not counted for quorum purposes. However, even if a quorum is established under Quorum Standard 2, all shares are eligible to vote and all such votes will be counted.

While our Amended and Restated Bylaws (the “Bylaws”) provide that a quorum shall consist of shareholders representing, either in person or by proxy, one-third of the votes entitled to be cast on the matter by each voting group at the Special Meeting, applicable Washington law expressly provides that Quorum Standard 2 shall also apply.

In the absence of a quorum, the Chairman of the Special Meeting may adjourn the Special Meeting.

Abstentions

Abstentions of shares credited to the account of stock depositories located in a member state of the E.U. (including shares that are held through Monte Titoli, S.p.A., the Italian central clearing agency (“Monte Titoli”)) will not be counted in determining whether a quorum is present for purposes of establishing Quorum Standard 2. In all other circumstances, abstentions will be counted in determining whether a quorum is present.

Vote Required and Effect of Abstentions and Broker Non-Votes on Vote

Under the alternative voting standard applicable to the Company under the Washington Business Corporation Act, Proposal 1 requires the affirmative vote of a majority of votes actually cast by shareholders entitled to vote on the proposal at the Special Meeting, in person or by proxy, provided that the affirmative votes equal or exceed fifteen percent of the votes within the voting group. Proposal 2 requires the affirmative vote of the holders of a majority of the shares of our Common Stock voting on this Proposal 2 in person, by telephone or by proxy at the Special Meeting.
Proposal 1 is considered to be a non-routine matter under the NYSE Rules, and, as a result, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposal 1, brokers will not be permitted to exercise their voting authority and uninstructed shares will constitute broker non-votes. However, broker non-votes for Proposal 1 will have no effect on the outcome of such proposals because approval is based on the number of votes actually cast. Proposal 2 is considered to be a routine matter under the NYSE Rules and, accordingly, if you do not instruct your broker, bank or other nominee on how to vote the shares in your account for Proposal 2, brokers will be permitted to exercise their discretionary authority to vote for such proposals.

Methods of Voting (other than for shareholders in Italy, which are discussed below)

Beneficial Shareholders

If you own shares through a broker, bank or other holder of record, you will need to instruct the holder of record how to vote your shares. In order to provide voting instructions to the holder of record of your shares, please refer to the materials forwarded by your broker, bank or other holder of record. You may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the bank, broker or other holder of record that holds your shares, giving you the right to vote the shares at the Special Meeting.

Registered Shareholders

If you own shares that are registered in your name, you may vote by proxy before the Special Meeting by internet at www.proxyvote.com, by calling 1-800-690-6903 or by signing and returning your proxy card. To vote by internet or telephone, you will need your 16-digit voting control number, which can be found on your proxy card or Notice. If you return a signed proxy card but do not provide voting instructions for some or all of the matters to be voted on, your shares will be voted on all uninstructed matters in accordance with the recommendations of the Board. You may also vote your shares in person at the Special Meeting. If you choose to do so, you can vote using the ballot that will be provided at the Special Meeting.

Important Information for our Shareholders in Italy

Voting Methods

Our Italian shareholders whose shares are held directly by a U.S. brokerage account in that shareholder’s name or who are registered directly with us as a record holder (i.e., you hold your shares in registered form) may vote via the internet or phone methods described above. Persons holding shares of our Common Stock through Monte Titoli (which shareholders are referred to in this Proxy Statement as our shareholders in Italy or our Italian shareholders) are not able to vote via the internet or phone methods described above and must instead vote in the manner described below.

If you hold shares of our Common Stock as a result of our 2004 merger with Novuspharma S.p.A. or if you acquired shares of our Common Stock through an account with an Italian bank on the Mercato Telematico Azionario stock market in Italy, you most likely hold these shares indirectly through the facilities of Monte Titoli, and through the banks and brokers participating in the Monte Titoli system (unless you or your broker has taken action to remove your shares from the Monte Titoli system and requested to have shares registered in your name). Monte Titoli, in turn, indirectly holds these shares of our Common Stock through the participants in the U.S. clearing agency, DTC. Pursuant to U.S. law, voting power over these shares will be transferred from DTC through DTC participants and European intermediaries to Monte Titoli. Monte Titoli has agreed with us that it will re-transfer its voting power over such shares to the persons holding certifications of participation (each, a “Certification”) in the Italian Central Depository System issued pursuant to Italian law (Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and the Commissione Nazionale per le Società e la Borsa (“CONSOB”) on February 22, 2008).

Italian shareholders who have requested and received a Certification may vote in the following manner:

•	In person. You may attend the Special Meeting and vote in person. To do so, please present your Certification at the door, together with proof of your identity.

•
By mail or facsimile. An Italian proxy card accompanies this Proxy Statement. You may also print an Italian proxy card from our website at http://www.ctibiopharma.com. You may use such proxy card to vote by mail or facsimile. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card or by facsimile to the facsimile number shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification. Italian privacy law prevents us from learning in advance the names of the persons holding Certifications. Thus, you must include your Certification (or a complete copy) in the same envelope as your Italian proxy card in order for your vote to be counted (that is, in order to prove to our inspector of election that you have the right to vote).

•
By proxy. You may name another person as a substitute proxy by any means permitted by Washington law and our Bylaws. That substitute proxy may then attend the Special Meeting, provided that he or she provides your Certification or a complete copy thereof, together with your written authorization naming such person as your proxy, to our inspector of election at the Special Meeting in order to verify the authenticity of your proxy designation.

For future meetings, an Italian shareholder may also vote via Internet or by phone if the shares owned by such Italian shareholder are either (i) registered directly with us in that shareholder’s name as record holder or (ii) transferred to and held by a U.S. brokerage account in that shareholder’s name. If you are an Italian shareholder and wish to use this method of voting for future meetings, then, prior to the record date for such future meeting, you will need to do one of the following:

•
Register as a Direct Record Holder: Contact your bank for more information on the procedures required for direct registration of your shares in your name, which would include, among other things, the submission of a registration request (together with a Certification) to our transfer agent, the removal of your shares from Monte Titoli’s account and the transfer of such shares to the U.S. directly in your name. Please note that registration in our shareholder books may require you to take additional steps if and when you decide to dispose of your shares.

•
Transfer Shares to a U.S. Brokerage Account: Contact your bank and inform the bank that you would like to transfer your shares to a U.S. brokerage account (to be held in your name and for your account). Your bank can explain the procedure and costs associated with that transfer. Please note that you will be required by your bank to bear the costs relating to such a transfer, including those debited or claimed by the U.S. broker-dealer for the management of the account in the U.S.

Once your shares are registered on our records in your name or held by a U.S. broker-dealer in your name, you will receive the Special Meeting documentation for any future meetings (including the Proxy Statement) at your address, together with a security code and instructions on how to vote your shares through the relevant website or by calling the telephone number provided in connection with that meeting.

Availability of Meeting Materials

Copies of this Proxy Statement may be obtained by our Italian shareholders from any of the following places:

•	the office of the Company's Italian legal counsel, Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli), at Via Dante 7, 20123 Milan, Italy;

•	the office of any of the depository banks having our shares in their accounts, subject to their availability to provide a copy of the Proxy Statement and/or the proxy card;

•	the SEC website at http://www.sec.gov; or

•	our website at http://www.ctibiopharma.com.

This Proxy Statement will be available for our Italian shareholders at least twenty days before the Special Meeting date of January 24, 2018. If you hold shares of our Common Stock in Italy through Monte Titoli, your broker is required by Italian law, upon your request, to provide you with a Certification in the Italian Central Depository System. All of our shareholders, including our Italian shareholders, are cordially invited to attend the Special Meeting.

Importance of Your Vote

In the past, a significant percentage of our shares were held by persons in Italy. If our Italian shareholders do not take the time to vote, we may not be able to obtain a quorum, in which case we would be unable to conduct any business at the Special Meeting and will not be able to obtain approval of the Proposals. Your vote is important. Please obtain a Certification and an Italian proxy card and vote today.

Deadline to Vote Shares

If you are a shareholder of record who holds shares in record name, your proxy must be received by telephone or the internet by 11:59 p.m. Eastern Time on January 23, 2018 in order for your shares to be voted at the Special Meeting. You also have the option of completing, signing, dating and returning the proxy card enclosed with the Proxy Statement so that it is received prior to the adjournment of the Special Meeting on January 24, 2018 in order for your shares to be voted at the Special Meeting. If you hold your shares through a broker, bank or other nominee (e.g. as a beneficial owner), please comply with the deadlines included in the voting instruction card provided by the bank, broker or other nominee that holds your shares.

If you are an Italian shareholder who has requested and received a Certification, and you are not intending to vote in person, then, in order for your vote to be counted at the Special Meeting, your Certification and Italian proxy card must be returned by mail to the address shown on the card or by facsimile to the facsimile number shown thereon prior to the adjournment of the Special Meeting.

Revocability of Proxies

You may change your vote or revoke your proxy at any time before your proxy is voted at the Special Meeting. Any shareholder of record executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter by delivering written notice of revocation of your proxy to our Chief Executive Officer, Adam R. Craig, at our principal executive offices, or by executing and delivering another proxy dated as of a later date or by voting in person at the Special Meeting. For shares held through a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or other nominee, or by obtaining a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Special Meeting.

Attendance at the Special Meeting will not, by itself, revoke a proxy. For our Italian shareholders, any written notice of revocation or another proxy, in either case dated as of a later date, must also be accompanied by another Certification.

Absence of Specific Voting Instruction; Additional Matters That May Come Before Special Meeting

If a quorum is established at the Special Meeting, all shares of our Common Stock represented by properly executed proxies that are not revoked will be voted in accordance with the instructions, if any, given therein. Proxy cards that are signed and returned without specifying a vote or an abstention on any proposal specified therein will be voted according to the recommendations of the Board on such proposals, which recommendations are in favor of each of the Proposals, and will be voted, in the proxies’ discretion, upon such other matter or matters that may properly come before the Special Meeting and any such postponements or adjournments thereof. As of the date of this Proxy Statement, we know of no business other than the Proposals that will be presented for action at the Special Meeting. All proxy cards, whether received prior to or after the original date of the Special Meeting, will be valid as to any postponements or adjournments of the Special Meeting.

Voting Agreement

At the time of our merger with Novuspharma, S.p.A., we entered into an agreement with Monte Titoli in order to ensure that persons receiving beneficial interests in shares of our Common Stock as a result of the merger or subsequently acquiring shares of our Common Stock through an account with an Italian bank on the Mercato Telematico Azionario stock market in Italy would be able to vote those shares. Monte Titoli agreed that each time it is designated as proxy by DTC, Monte Titoli will execute a further omnibus proxy transferring its voting power to the persons who hold Certifications issued pursuant to Italian law (Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008).

PROPOSAL 1:
APPROVAL OF DELAWARE REINCORPORATION

Summary

The Board has unanimously approved and recommends to the Company’s shareholders this proposal to change the Company’s state of incorporation from the State of Washington to the State of Delaware. For the reasons described below, the Board believes that changing the Company's state of incorporation to Delaware is in the best interests of the Company and its shareholders. If the Company’s shareholders approve this proposal, the reincorporation would be accomplished by the merger of the Company with and into a wholly owned subsidiary, as described below. Approval of this Proposal 1 requires a majority of votes actually cast by our shareholders entitled to vote on the proposal at the Special Meeting, in person or by proxy, provided that the affirmative votes equal or exceed fifteen percent of the votes within the voting group.

The Reincorporation

The reincorporation of the Company from the State of Washington to the State of Delaware, if approved, will be effected in accordance with that certain Agreement and Plan of Merger (the “Merger Agreement”), to be entered into by and between the Company and CTI BioPharma Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Newco”), a copy of which is attached as Appendix A to this Proxy Statement. Pursuant to the Merger Agreement, subject to the conditions set out therein, at the effective time, the Company will merge with and into Newco, with the Company ceasing to exist and Newco being the surviving corporation of such merger (the “Merger”). The consummation of the transactions contemplated by the Merger Agreement, including the Merger and the reincorporation, is conditioned upon the approval by the shareholders of this Proposal 1. For more information regarding the process by which the reincorporation is expected to be consummated, see “The Reincorporation Process” below.
The Board (i) has determined that the Merger and the reincorporation are advisable and in the best interests of the Company and its shareholders, (ii) has approved and declared advisable the merger agreement and the consummation of the transactions contemplated thereby, including the Merger and the reincorporation and (iii) has submitted to the Company’s shareholders the Merger Agreement and the principal terms of the reincorporation for their consideration and approval. The Board believes that shareholder approval of the reincorporation provides the following advantages to the Company:

•	Delaware corporate law is highly developed and predictable;

•	the Company will have access to Delaware’s specialized courts for corporate law;

•	the Company’s ability to raise outside capital may be improved;

•	the reincorporation may reduce legal fees and administrative burdens;

•	the Company may find it easier to recruit future Board members and other leaders; and

•	the reincorporation will not impact the Company’s daily business operations, listing on the NASDAQ or require relocation of offices.

Highly Developed and Predictable Corporate Law

The Board believes Delaware has one of the most modern statutory corporation laws, which is revised regularly to meet changing legal and business needs of corporations. The Delaware legislature is responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major U.S. corporations and the Delaware General Corporations Law (the “DGCL”) and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in our legal affairs than is presently available under the Revised Code of Washington (“RCW”).

Access to Specialized Courts

Delaware has a specialized Court of Chancery that is widely recognized as the nation’s preeminent forum for the resolution of disputes involving corporate internal affairs and related business matters. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In addition, Court of Chancery actions and appeals from Court of Chancery rulings proceed expeditiously. In contrast, Washington does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of Washington corporate law are either heard by the Washington Superior Court, the general trial court in Washington that hears all types of cases, or, if federal jurisdiction exists, a federal district court.
Improved Ability to Raise Capital

In the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. The familiarity with Delaware law is an additional benefit for underwriters and the financial services industry.
In addition, our Board believes that we will improve our ability to raise capital by simplifying the capital raising process and reducing the associated legal and administrative costs of being listed on the Borsa Italiana exchange. Delisting from the Borsa Italiana exchange will generally eliminate certain costs, legal fees, administrative burdens, limitations and time delays required under Italian law which could adversely affect our ability to raise capital.
Opportunity to Reduce Legal Fees and Administrative Burden

The Company regularly looks for ways to reduce administrative burden and reduce costs. The Board expects the familiarity and proliferation of Delaware law to assist in the reduction of administrative burden. The Company also retains separate counsel in Washington to advise on Washington corporate law matters. The reincorporation of the Company will eliminate the need for such advice. Additionally, as a consequence of the delisting of the Company’s shares from the Borsa Italiana, we will not generally need to retain separate counsel in Italy to advise on Italian corporate and securities law matters and therefore will reduce our legal fees. We believe this will further reduce our legal and other administrative costs that result from being listed on multiple exchanges.
Easier Recruitment of Future Board Members and Other Leaders

The Company competes for talented individuals to serve on our management team and on our Board. The Board believes that the better understood and comparatively stable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public and private companies, many of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.
Additionally, the parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under the RCW. The Board believes that reincorporation in Delaware will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers.
In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.
No Impact on Business Locations

The reincorporation will not result in the Company moving headquarters from Washington and will not require relocating the physical location of any of its offices due solely to the reincorporation.

Effect of the Reincorporation on Listing and Trading in Italy

The consummation of the reincorporation will trigger the delisting of the Common Stock from the Borsa Italiana. Delisting from the Borsa Italiana may make it more difficult or expensive for Italian shareholders to buy and sell our shares. If Italian shareholders choose to no longer hold our Common Stock as a result of delisting and there is not corresponding demand from other holders of our Common Stock, the market price and liquidity of our Common Stock could be adversely affected. If the Company is reincorporated in Delaware and delisted in Italy, Italian shareholders will be able to sell their shares of Newco common stock freely on Nasdaq, where the common stock of Newco will be listed as from the Effective Date of the Merger. There is currently an active trading market for the Company’s shares on Nasdaq. Italian shareholders can sell their shares on Nasdaq by contacting any broker or dealer who is appropriately licensed and qualified to sell securities listed and traded on Nasdaq. The Company is not making any recommendation whether or not any shareholder should buy, sell or hold your shares of Newco common stock. In addition, the Company advises that, if you would like to sell your shares, you should contact your financial advisor or other tax or accounting advisors in order to determine the tax and other economic effect of selling your shares.
The Reincorporation Process
If the Company’s shareholders approve this Proposal 1, the Company will merge into Newco. The address and phone number of Newco’s principal office will be the same as those of the Company. Prior to the Merger, other than matters incidental to its formation, Newco will have no material assets or liabilities and will not have carried on any business. After the Merger, the Company will cease to exist, and Newco will be the surviving corporation. Following the Merger, Newco will succeed to all of the Company’s operations, own all of the Company’s assets and assume all of the Company’s obligations, and we do not expect any change to financial presentation.
When the Merger becomes effective, each outstanding share of Common Stock and preferred stock will automatically convert into one share of the substantially similar common stock or preferred stock, as applicable, of Newco. At the same time, each outstanding option, right or warrant to acquire shares of Common Stock will be converted into an option, right or warrant to acquire an equal number of shares of Newco common stock under the same terms and conditions as the original options, rights or warrants. All of our employee benefit and compensation plans immediately prior to the Merger will be continued by Newco, and each outstanding equity award and notional share unit relating to shares of Common Stock will be converted into an equity award or notional share unit, as applicable, relating to an equivalent number of shares of Newco’s common stock on the same terms and subject to the same conditions. The registration statements of the Company on file with the SEC immediately prior to the Merger will be assumed by Newco.
Furthermore, when the Merger becomes effective, Newco will be governed by the Certificate of Incorporation of Newco (the “Delaware Charter”) in substantially the form attached to this Proxy Statement as Appendix B and by the Bylaws of Newco (the “Delaware Bylaws”) in substantially the form attached to this Proxy Statement as Appendix C. The surviving entity will be governed by the DGCL instead of the RCW. The Company’s current Washington Charter and Washington Bylaws will not be applicable to Newco upon completion of the Merger, and will cease to have any force or effect following the reincorporation. The reincorporation, following which the Company will cease to exist and Newco will be the surviving entity, will trigger an automatic delisting of our Common Stock from the Borsa Italiana exchange on the effective date of the merger. However, if this Proposal 1 is not approved, the Company will not reincorporate in Delaware and its Common Stock will remain listed on the Borsa Italiana exchange.
Effect on Capital Stock
The Washington Charter currently authorizes the Company to issue (i) up to 81,500,000 shares of its Common Stock, no par value and (ii) up to 33,333 shares of preferred stock, no par value per share. The Delaware Charter will authorize the same number of shares of the common stock and each class of preferred stock, except that all subseries of Series N Preferred Stock will be eliminated and reclassified as Series N Preferred Stock and the number of authorized Series N Preferred Stock shall be reduced to 575. In addition, each share of Newco common stock and preferred stock will have a par value of $0.001 per share. The Delaware Charter will also provide that the Board may authorize the issuance from time to time of shares of preferred stock in one or more series, and may specify the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof, pursuant to the Delaware Charter and Delaware law. As of November 6, 2017, the following shares of preferred stock were issued and outstanding: 575 shares of the Company’s Series N-3 Preferred Stock. Each share of preferred stock outstanding immediately prior to the effective time of the Merger will automatically be converted into one share of preferred stock of Newco, provided that the par value of such preferred stock will be increased to $0.001 per share.
Effective Time
If this Proposal 1 is approved, the reincorporation and the delisting will become effective upon the filing of, or at the later date and time specified in (as applicable), each of the Articles of Merger to be filed with the Secretary of State of Washington in accordance with the RCW and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with the DGCL. If the reincorporation is approved, it is anticipated that the Board will cause the reincorporation to be effected as promptly as reasonably possible following such approval. However, the reincorporation may be delayed or terminated and abandoned by action of the Board at any time prior to the effective time, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.
Regulatory Approval
To the Company’s knowledge, the only required regulatory or governmental approvals or filings necessary in connection with the consummation of the reincorporation will be the filing of the Articles of Merger with the Secretary of State of Washington, the filing of the Certificate of Merger with the Secretary of State of Delaware and filings with the SEC under the Exchange Act.
Comparison of Shareholder Rights Before and After the Reincorporation
Because of differences between the RCW and the DGCL, as well as differences between the Company’s charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the RCW and the DGCL, the Washington Charter and the Delaware Charter, and the Washington Bylaws and the Delaware Bylaws. The reincorporation will not result in a significant difference in the nature and scope of the business enterprise of the Company, or a significant change in the shareholders’ rights in the business enterprise of the Company.
The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and the Delaware Bylaws, on the one hand, and the RCW and the Washington Charter and Washington Bylaws, on the other hand. The summary below is qualified in its entirety by reference to the RCW, the Washington Charter, the Washington Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Provision	Washington	Delaware
Authorized Capital Stock
As of the date hereof, the Company’s authorized capital stock consists of (i) 81,500,000 authorized shares of Common Stock, no par value and (ii) 33,333 authorized shares of preferred stock, no par value, consisting of 25,333 shares of Series N Preferred Stock and 8,000 shares of Series ZZ Preferred Stock. The holders of Common Stock are entitled to one vote for each share on all matters voted on by all of the shareholders, and do not have any cumulative voting, conversion, redemption or preemptive rights.

The holders of the Common Stock are entitled to such distributions as may be authorized from time to time by the Board, provided that the Company is able to pay its debts in the usual course of business and the Company’s assets are not less than the sum of its total liabilities plus the amount which would be needed to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

The Series ZZ Preferred Stock and Series N Preferred Stock (which is subdivided into Series N-1, N-2 and N-3 Preferred Stock), have the voting, dividend, liquidation, distribution preference, redemption and conversion rights set forth in the Washington Charter and Bylaws.

Upon consummation of the Merger, Newco’s authorized capital stock will consist of (i) 81,500,000 authorized shares of common stock, par value $0.001 per share and (ii) 33,333 authorized shares of preferred stock, par value $0.001 per share.

Under the Delaware Charter and bylaws the holders of Newco common stock will be entitled to the same rights under the Washington Charter and Bylaws.

Under the Delaware Charter and Bylaws, the Series ZZ Preferred Stock and the Series N Preferred Stock will be entitled to the same rights under the Washington Charter and Bylaws, except (i) all subseries of the Series N Preferred Stock shall be eliminated and reclassified as Series N Preferred Stock (ii) the Series N Preferred Stock shall be entitled to the same rights as the Company’s previous Series N-3 Preferred Stock and (iii) the number of authorized Series N Preferred Stock shall be reduced to 575 shares.

Number of Directors; Election; Removal; Filling Vacancies
The Washington Charter provides that the number of directors shall be not less than five and not more than twelve persons. The directors are elected by the Company’s shareholders annually for terms of one year and hold their positions until their successors are elected and qualified, or until their earlier death, resignation or removal. The RCW permits a corporation to classify its board of directors so that less than all of the directors are elected each year to overlapping terms. The Washington Charter and Bylaws do not provide for a classified board of directors after the calendar year 2016. Each newly elected director currently serves for a term of one year.

Under the RCW, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Washington Bylaws provide that any director may be removed, with or without cause, from office at any time, at a special shareholder meeting called for that purpose, and only by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. The Washington Bylaws provide that a vacancy on the Board, whether created as a result of death, resignation or otherwise, may be filled by the affirmative vote of a majority of the remaining directors of the Board in office, though less than a quorum of the Board. Any directorship to be filled by reason of an increase in the number of directors may be filled by the Board for a term continuing only until the next election of directors by the shareholders and until his or her successor is elected and qualified.

The Delaware Charter and Delaware Bylaws will provide that the maximum number of directors will be not less than five and not more than twelve persons. Delaware law permits corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. The Delaware Charter will not provide for a classified board.

Each director will serve for a term ending on the date of the subsequent annual meeting following the annual meeting at which such director was elected.

Under the DGCL, stockholders may remove one or more directors with or without cause. The Delaware Bylaws provide that any director may be removed, with or without cause, from office at any time, at a special shareholder meeting called for that purpose, and only by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. The Delaware Bylaws provide that a vacancy on the board of directors, whether created as a result of death, resignation or otherwise, may be filled by the affirmative vote of a majority of the remaining directors of the board of directors in office, though less than a quorum of the board of directors. Any directorship to be filled by reason of an increase in the number of directors may be filled by the board of directors for a term continuing only until the next election of directors by the shareholders and until his or her successor is elected and qualified.

Cumulative Voting for Directors	Under Washington law, unless the articles of incorporation provide otherwise, shareholders are entitled to use cumulative voting in the election of directors.	Delaware law permits cumulative voting if provided in the certificate of incorporation.

Business Combinations; Interested Transactions
Washington law imposes restrictions on certain transactions between a Washington publicly-traded corporation and certain significant shareholders. Chapter 23B.19 of the RCW prohibits a “target corporation,” with certain exceptions, from engaging in certain “significant business transactions” with an “acquiring person” who acquires 10% or more of the total number of votes entitled to be cast by the outstanding voting shares of a target corporation for a period of five years after such acquisition, unless the transaction or acquisition of shares is approved by a majority of the members of the target corporation’s board of directors prior to the date of the acquisition or, at or subsequent to the date of the acquisition, the transaction is approved by a majority of the members of the target corporation’s board of directors and approved at a shareholders’ meeting by the vote of at least two-thirds of the votes entitled to be cast by the outstanding voting shares of the target corporation, excluding shares owned or controlled by the acquiring person. The prohibited transactions include, among others, a merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the acquiring person, termination of 5% or more of the employees of the target corporation as a result of the acquiring person’s acquisition of 10% or more of the shares, or allowing the acquiring person to receive any disproportionate benefit as a shareholder. After the five-year period during which significant business transactions are prohibited, certain significant business transactions may occur if certain “fair price” criteria or shareholder approval requirements are met. Target corporations include all publicly-traded corporations incorporated under Washington law, as well as publicly traded foreign corporations that meet certain requirements.

In contrast to the comparable provisions under Delaware law, a Washington publicly-traded corporation is not permitted to exclude itself from these restrictions through a statement to that effect in its charter documents.

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested shareholder” for a three-year period following the date that such shareholder becomes an interested shareholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203 of the DGCL, an interested shareholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested shareholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude Newco from the restrictions imposed under Section 203 of the DGCL.

Limitation of Liability of Directors
The RCW permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for acts or omissions that involve (i) intentional misconduct by the director or a knowing violation of law by a director, (ii) liability for unlawful distributions or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. The exclusions from a director’s limitation of liability are narrower and more specific under Washington law than under the comparable provisions of Delaware law, with the result that the scope of the release of liability may be broader under Washington law.

The Washington Charter provides that a director of the Company shall have no personal liability to the Company or its shareholders for monetary damages for breach of conduct as a director; provided that a director will remain liable for acts or omissions that involve intentional misconduct by a director or a knowing violation of law by a director, for voting or assenting to an unlawful distribution, or for any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. This provision does not affect the availability of equitable remedies such as an injunction based upon a director’s breach of the duty of care.

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter will provide that, to the fullest extent permitted by the DGCL, a director of Newco shall have no personal liability to Newco or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that a director will remain liable: (i) for any breach of the director's duty of loyalty to Newco or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to the provisions of Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

Indemnification of Officers and Directors
Both the RCW and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense in certain circumstances, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

The RCW provides that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

The RCW also provides that, unless a corporation’s articles of incorporation provide otherwise, (i) indemnification is mandatory if the director is wholly successful on the merits or otherwise in such a proceeding, and permits a director to apply for court-ordered indemnification and (ii) an officer of the corporation who is not a director is entitled to mandatory indemnification and is entitled to apply for court-ordered indemnification to the same extent as a director. The Washington Charter does not limit these statutory rights to mandatory indemnification. The Washington Bylaws generally provide that the Company shall indemnify any person who was or is a party to any proceeding, whether or not brought by or in the right of the Company, by reason of the fact that he or she is or was a director or officer of the Company, against all reasonable expenses incurred by the director in connection with the proceeding, and that reasonable expenses incurred by such director in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding upon receipt of a written affirmation of the director’s good faith belief that the director met the requisite standard of conduct and a written undertaking to repay the advance if it is ultimately determined that the director did not meet the standard of conduct. The indemnification and advancement of expenses provided in the Washington Bylaws is not exclusive of any other rights to which such person may be entitled as a matter of law or by contract or by vote of the Board or the shareholders or otherwise. The Washington Bylaws also provide that the Company may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another entity, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent.

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Bylaws and Charter generally provide that Newco shall indemnify any person who was or is a party to any proceeding, whether or not brought by or in the right of Newco, by reason of the fact that he or she is or was a director or officer of Newco or held a position at another entity at the request of Newco, against all reasonable expenses incurred by the director in connection with the proceeding, and that reasonable expenses incurred by such indemnitee in defending a proceeding shall be paid by Newco in advance of the final disposition of such proceeding upon receipt of a written affirmation of the indemnitee’s good faith belief that the indemnitee met the requisite standard of conduct and a written undertaking to repay the advance if it is ultimately determined that the director did not meet the standard of conduct. The indemnification and advancement of expenses provided in the Delaware Bylaws is not exclusive of any other rights to which such person may be entitled as a matter of law or by contract or by vote of the board of directors or the shareholders or otherwise. The Delaware Bylaws also provide that Newco may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of Newco, or is or was serving at the request of Newco as a director, officer, employee, or agent of another entity, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent.

Special Meetings of Shareholders
Under the RCW, a corporation must hold a special meeting of shareholders upon request by the board of directors or by such persons authorized to do so by the articles of incorporation or bylaws. A corporation must also hold a special meeting of shareholders if the holders of at least ten percent of all votes entitled to be cast at a special meeting deliver to the corporation a demand for a special meeting. However, a corporation that is a public company may in its articles of incorporation limit or deny the right of shareholders to call a special meeting. The Washington Charter does not limit or deny the right of shareholders to call a special meeting.
The Washington Bylaws provide that special meetings of shareholders may be called by the President, the Board or by holders of at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting.

Under the DGCL, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by the Newco President, the Newco board of directors or by holders of at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting.

Amendment or Repeal of the Certificate of Incorporation
Under the RCW, a board of directors may amend the corporation’s articles of incorporation without shareholder approval (i) to change any provisions with respect to the par value of any class of shares, if the corporation has only one class of shares outstanding, (ii) to delete the names and addresses of the initial directors, (iii) to delete the name and address of the initial registered agent or registered office, (iv) if the corporation has only one class of shares outstanding, solely to effect a forward or reverse stock split, or change the number of authorized shares of that class in proportion to such forward or reverse split or (v) to change the corporate name. Other amendments to the articles of incorporation must be approved, in the case of a public company, by a majority of the votes entitled to be cast on the proposed amendment, provided that the articles of incorporation may require a greater vote. The Washington Charter provides that the Company reserves the right to amend, alter or repeal any provision contained in the Washington Charter in any manner currently or hereafter prescribed by law, and that all rights and powers conferred upon shareholders and directors in the charter are subject to this reserved power.

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Delaware Charter provides that Newco reserves the right to amend, alter or repeal any provision contained in the Delaware Charter in any manner currently or hereafter prescribed by law, and that all rights and powers conferred upon shareholders and directors in the charter are subject to this reserved power.

Amendment to Bylaws
The RCW provides that the board of directors may amend or repeal the corporation’s bylaws, or adopt new bylaws, unless (i) the articles of incorporation reserve this power exclusively to the shareholders or (ii) the shareholders, in amending, repealing or adopting a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. The shareholders may also amend or repeal the corporation’s bylaws, or adopt new bylaws, even though the bylaws may also be amended or repealed by the board of directors.

The Washington Bylaws provide that the Board has the power to adopt, amend or repeal the bylaws of the Company, provided that any such adopted bylaws, or amendment or repeal of bylaws, may be subsequently changed or repealed by the holders of a majority of the stock entitled to vote at a shareholder meeting. The Washington Bylaws further provide that such bylaws may be amended or repealed by the shareholders of the Company.

Under the DGCL, the power to adopt, amend or repeal bylaws rests generally with the stockholders, although directors may amend the bylaws of a corporation if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Bylaws provide that the Board has the power to adopt, amend or repeal the bylaws of Newco, provided that any such adopted bylaws, or amendment or repeal of bylaws, may be subsequently changed or repealed by the holders of a majority of the stock entitled to vote at a shareholder meeting. The Delaware Bylaws and Charter further provide that such bylaws may be amended or repealed by the shareholders of Newco.

Merger with Subsidiary
The RCW provides that, if the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of a subsidiary, the parent corporation may merge such subsidiary into itself without approval of the shareholders of the parent or subsidiary, or merge itself into the subsidiary without approval of the shareholders of the subsidiary. A merger of a parent corporation into a subsidiary will be governed by RCW 23B.11 applicable to mergers generally. The shareholders of the parent corporation are required to approve the plan to merge the parent into the subsidiary.

The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Committees of the Board
The RCW also provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. Under the RCW, each committee may exercise such powers of the board of directors as are specified by the board of directors; however, a committee may not (i) authorize or approve a distribution except in accordance with a general formula or method prescribed by the board of directors, (ii) approve or propose to shareholders any action that the RCW requires be approved by shareholders, (iii) fill vacancies on the board of directors or on any of its committees, (iv) amend the articles of incorporation, (v) adopt, amend or repeal bylaws, (vi) approve a plan of merger not requiring shareholder approval or (vii) approve the issuance or sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares except within limits specifically prescribed by the board.

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

Mergers, Acquisitions and Transactions with Controlling Shareholder
Under the RCW, a merger, share exchange, consolidation, sale of substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher or lower proportion is specified in the articles of incorporation. The Washington Charter reduces this requirement to a simple majority of votes entitled to be cast by a voting group.

The RCW also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately prior to the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately prior to the merger. Please refer to the voting standard applicable to the Merger under the heading “Vote Required and Effect of Abstentions and Broker Non-Votes on Vote”.

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of shareholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty (20%) of the shares outstanding immediately prior to the merger. The certificate of incorporation of Newco does not make any provision with respect to such mergers.

Class Voting
Under the RCW, a corporation’s articles of incorporation may authorize one or more classes or series of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Additionally, under the RCW, classes or series of shares have, by default application, special voting rights with respect to certain corporate matters, such as certain amendments to the articles of incorporation and mergers and share exchanges. Under the RCW, a corporation’s articles of incorporation may expressly limit the rights of holders of a class or series to vote as a group with respect to certain amendments to the articles of incorporation and as to mergers and share exchanges, even though they may adversely affect the rights of holders of that class or series. The Washington Charter provides that the holders of all capital stock of the Company shall vote together as one class on all matters submitted to a vote of the shareholders, except that the holders of Series ZZ Preferred Stock shall have the exclusive right, voting separately as a single class, to elect two directors of the Company whenever dividends payable on any shares of Series ZZ Preferred Stock shall be in arrears in an amount equal to at least six full quarter dividends.

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes. The Delaware Charter provides that, except as otherwise provided by law or by resolution providing for the issue of any series of preferred stock, the holders of the outstanding shares of Newco common stock shall have exclusive voting rights, except (i) holders of common stock shall not be entitled to vote on any proposed amendment to the certificate of incorporation that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled to vote separately or together as a class with the holders of one or more other such series pursuant to the Delaware Charter and (ii) Series ZZ Preferred Stock holders shall have the exclusive right, voting separately as a single class, to elect two directors of Newco whenever dividends payable on any shares of Series ZZ Preferred Stock shall be in arrears in an amount equal to at least six full quarter dividends.

Preemptive Rights
Under Washington law, a shareholder has preemptive rights unless such rights are specifically denied in the articles of incorporation. The Washington Charter states that shareholders do not have any preemptive rights to acquire additional shares issued by the Company.

Under Delaware law, a shareholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter states that shareholders do not have any preemptive rights to acquire additional shares issued by Newco.

Transactions with Officers and Directors
The RCW sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if, after disclosure of the material facts of such conflicting interest transaction (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case by no fewer than two qualified directors; or (ii) it is approved by a majority of all qualified shares; otherwise, there must be a showing that at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a non-qualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

Stock Redemptions and Repurchases
Under the RCW, a corporation may repurchase or redeem its own shares provided that no repurchase or redemption may be made if, after giving effect to the repurchase or redemption (i) the corporation would not be able to pay its liabilities as they become due or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the repurchase or redemption, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those whose shares are being repurchased or redeemed.

Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Proxies
Under the RCW, a proxy executed by a shareholder will remain valid for 11 months unless a longer period is expressly provided in the appointment, or unless it is revoked by such shareholder. A proxy will be irrevocable by the shareholder granting it if it includes a statement as to its irrevocable nature, and is coupled with an interest.
Under the DGCL, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period.

Consideration for Stock
Under the RCW, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or benefit to the corporation. Shares of stock without par value may be issued for such consideration as is determined from time to time by the board of directors, or by the stockholders if the certificate of incorporation so provides.

Shareholders Rights to Examine Books and Records
The RCW provides that upon five business days’ notice to the corporation a shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, the corporation’s articles of incorporation, bylaws, minutes of all shareholders’ meetings for the past three years, certain financial statements for the past three years, communications to shareholders within the past three years, list of the names and business addresses of the current directors and officers and the corporation’s most recent annual report delivered to the secretary of state. Upon five business days’ notice, so long as the shareholder’s demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder’s purpose, a shareholder may inspect and copy excerpts from minutes of any meeting of the board of directors or other records of actions of the board of directors, accounting records of the corporation and the record of shareholders.

The DGCL provides that any shareholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the shareholder can compel release of the books by court order.

Appraisal and Dissenters’ Rights
Under the DGCL and the RCW, shareholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger, though the availability of dissenter’s rights under the RCW occurs in more circumstances than under the DGCL. The merger necessary to effect the reincorporation described in this proxy does not itself give rise to dissenter’s rights. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL and the RCW provide various procedures for the dissenter and the corporation to arrive at a fair value, which may ultimately be resolved by petition to the Court of Chancery or to a superior court of the county in Washington where a corporation’s principal office or registered office is located, respectively.

Delaware law provides an exception to a stockholder’s appraisal rights commonly known as the “market-out” exception. In accordance with this exception, appraisal rights will not be available if stockholders hold stock of a corporation that is either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. There is no similar exception under Washington law. After the Merger, Newco’s stock will continue to be traded on the NASDAQ, and therefore the market-out exception will apply to Newco’s common stock immediately after the Merger. Holders of common stock will not have appraisal rights under Delaware law while the market-out exception is applicable, except in circumstances where such holders would receive consideration in a transaction other than (a) stock of the surviving corporation, (b) stock of any other corporation that is or will be listed on a national securities exchange or held by more than 2,000 stockholders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

Also, Delaware appraisal rights procedures impose a heavier cost and burden on the dissenting stockholder while Washington puts the burden on the corporation. The RCW requires a corporation to pay dissenting shareholders the amount the corporation estimates to be the fair value of their shares, plus interest, generally within 30 days following the effective date of the corporate action, whereas under the DGCL, absent a settlement, shareholders exercising their appraisal rights will not receive any money for their shares until the entire proceeding concludes. Under certain circumstances, this difference with respect to timing of payment to shareholders exercising dissenter’s rights may make it more difficult for a person to exercise such rights.

This discussion of appraisal or dissenter’s rights is qualified in its entirety by reference to the DGCL and the RCW, which provide more specific provisions and requirements for dissenting shareholders.

Dividends
The RCW provides that shares may be issued pro rata and without consideration to the corporation’s shareholders as a share dividend. The board of directors may authorize other distributions to its shareholders provided that no distribution may be made if, after giving it effect (i) the corporation would not be able to pay its liabilities as they become due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

The DGCL provides that the corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

Corporate Action Without a Shareholder Meeting
If the corporation is a public company, the RCW only permits action to be taken by shareholders without holding an actual meeting if the action is taken unanimously by all shareholders entitled to vote on the action. The Washington Bylaws provide that any action required or which may be taken at a meeting of shareholders of the Company may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action.

The DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing.

The Delaware Bylaws and Charter provide that any action required or which may be taken at a meeting of shareholders of Newco may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action.

Securities Act Consequences

The shares of Newco common stock to be issued in exchange for shares of our Common Stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, Newco is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Merger, Newco will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Shareholders, whose shares of our Common Stock or preferred stock are freely tradable before the reincorporation merger, will continue to have freely tradable shares of Newco common stock or preferred stock. Shareholders holding restricted shares of Newco common stock will be subject to the same restrictions on transfer as those to which their present shares of our Common Stock are subject. In summary, Newco and its shareholders will be in the same respective positions under the federal securities laws after the Merger as the Company and our shareholders prior to the Merger. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares of Newco common stock or preferred stock on the date they acquired such shares of the Company.

Material U.S. Federal Income Tax Consequences of the Reincorporation Merger
The following is a discussion of the material U.S. federal income tax consequences to U.S. holders (as defined below) of the Merger, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, the U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder of our Common Stock, preferred stock or options, rights or warrants. The Company does not intend to request a ruling from the IRS or an opinion of counsel as to the U.S. federal income tax consequences of the Merger.
This discussion is limited to U.S. holders that hold our Common Stock, preferred stock or options, rights or warrants as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	persons subject to the alternative minimum tax;

•	persons who are not U.S. holders

•
persons holding our Common Stock, preferred stock or options, rights or warrants as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

•	brokers, dealers or traders in securities;

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons who hold or receive our Common Stock, preferred stock or options, rights or warrants pursuant to the exercise of any employee stock option or otherwise as compensation; and

•	tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds our Common Stock, preferred stock or options, rights or warrants, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our Common Stock, preferred stock or options, rights or warrants and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Common Stock, preferred stock or options, rights or warrants who is, for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust that (A) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (B) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Company believes that the Merger constitutes a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Merger will be treated for U.S. federal income tax purposes as a reorganization:

•	U.S. holders of Common Stock, preferred stock or options, rights or warrants will not recognize any gain or loss as a result of the consummation of the Merger;

•
the aggregate tax basis of shares of Newco common stock, preferred stock or options, rights or warrants received in the Merger will be equal to the aggregate tax basis of the shares of Common Stock, preferred stock or options, rights or warrants converted therefor;

•
the holding period of the shares of Newco common stock, preferred stock or options, rights or warrants received in the Merger will include the holding period of the shares of Common Stock, preferred stock or options, rights or warrants converted therefor; and

•	neither the Company nor Newco will recognize gain or loss as a result of the Merger.

No ruling will be sought from the IRS with respect to the U.S. federal income tax consequences of the Merger, and no assurance can be given that the U.S. federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Merger.
The Board unanimously recommends that you vote FOR approval of the reincorporation of the Company from the State of Washington to the State of Delaware.

PROPOSAL 2:
APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR
APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

Summary

If there are insufficient votes at the time of the Special Meeting to adopt Proposal 1, the Board may in its discretion seek to, if necessary or appropriate, adjourn the Special Meeting to solicit additional proxies. In that event, you will be asked to vote only upon this Proposal 2 and not on any other proposals. In this Proposal 2, we are asking the shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting. Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the shares of our Common Stock voting on this Proposal 2 in person, by telephone or by proxy at the Special Meeting. If this Proposal 2 is approved, the Board may in its discretion, if necessary or appropriate, adjourn the Special Meeting to use the additional time to solicit additional proxies in favor of Proposal 1.
If it is necessary or appropriate to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned (including publication of a notice of the adjourned meeting in an Italian newspaper), unless the Board fixes a new record date, which it must do if the Special Meeting is adjourned to a date more than 120 days after the date fixed for the adjourned meeting. If the Board determines it is necessary or appropriate to adjourn the Special Meeting and the record date for the Special Meeting is changed because (i) the meeting is adjourned to a date more than 120 days after the date fixed for the adjourned meeting and/or (ii) the Board elects to change the record date, a notice of the adjourned meeting will be given to all shareholders pursuant to applicable U.S. and Italian law. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Vote Required and Board Recommendation
Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the shares of our Common Stock voting on this Proposal 2 in person, by telephone or by proxy at the Special Meeting. Abstentions and any broker non-votes will not be counted in the vote required to approve adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies. If you do not instruct your broker on how to vote the shares in your account for this Proposal 2, brokers will be permitted to exercise their discretionary authority to vote for such proposal.
The Board unanimously recommends that you vote FOR the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table provides certain information regarding beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock as of November 6, 2017, except as otherwise noted in the footnotes to the table. The table also provides certain information as of November 6, 2017 regarding beneficial ownership of our Common Stock and that of Aequus by (i) each of our directors, (ii) each named executive officer and (iii) all directors and executive officers as a group:

	CTI BioPharma Corp. Common Stock				Aequus Biopharma, Inc. Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Shares Subject to Convertible Securities(2)	Percentage Ownership(1)	Number of Shares Beneficially Owned(1)	Shares Subject to Convertible Securities(2)	Percentage Ownership(1)
5% or More Shareholders:
BVF Partners L.P.(3)	8,979,690		383,333	20.90%	—	—	—
OrbiMed Private Investments VI, LP(4)	5,000,000		—	11.64%	—	—	—
Stonepine Capital, L.P.(5)	2,307,446		—	5.37%	—	—	—
Directors and named executive officers of the Company:(6)
Adam R. Craig, M.D., Ph.D.**	200,000		200,000	*	—	—	—
Laurent Fischer, M.D.**	—		—	—	—	—	—
David H. Kirske	8,333		8,333	*	—	—	—
Richard L. Love**	144,030		70,312	*	—	—	—
Michael A. Metzger**	—		—	—	—	—	—
David Parkinson, M.D.**	—		—	—	—	—	—
Matthew D. Perry**	43,139		—	*	—	—	—
Bruce J. Seeley	96,000	(7)	65,000	*	—	—	—
Jack W. Singer, M.D.	224,415		125,010	*	1,150,000	150,000	4.90%
Frederick W. Telling, Ph.D.**	99,186		20,312	*	1,050,000	150,000	4.48%
Reed V. Tuckson, M.D.**	112,644		20,220	*	—	—	—
All directors and executive officers, as a group (11 persons)	927,747	(8)	509,187	2.16%	2,200,000	300,000	9.38%

*	Less than 1%.

**	Denotes director of the Company or nominee.

(1)
Beneficial ownership generally includes voting or investment power with respect to securities, and percentage ownership is calculated based on 42,970,377 shares of our Common Stock outstanding as of November 6, 2017 and 23,450,000 shares of Aequus’ common stock outstanding as of November 6, 2017. This table is based upon information supplied by officers, directors and other investors including, as to our Common Stock, information from Schedules 13D, 13G and 13F and Forms 3 and 4 filed with the SEC. Shares of common stock subject to options, warrants or other securities convertible into common stock that are currently exercisable or convertible, or exercisable or convertible within sixty days of November 6, 2017 are deemed outstanding for computing the percentage of the person holding the option, warrant or convertible security but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock beneficially owned.

(2)
Shares subject to convertible securities included in this column reflect any options, warrants and convertible preferred stock held by the holder exercisable or convertible within sixty days after November 6, 2017. These shares are also included in the column titled “Number of Shares Beneficially Owned.”

(3)
Beneficial ownership is as of November 6, 2017 and is based on information contained in the Schedule 13D/A filed with the SEC on June 14, 2017 by BVF Partners L.P. The Schedule 13D/A states that BVF Partners L.P., including certain of its affiliates, beneficially owns 8,596,357 shares of our Common Stock, with shared voting and dispositive power over all such shares. The address of BVF Partners L.P. is 1 Sansome Street, 30th Floor, San Francisco, California 94104. The number of shares subject to convertible securities is based on 575 shares of Series N-3 Preferred Stock held by BVF Partners L.P. and certain of its affiliates, convertible into an aggregate of 383,333 shares of Common Stock.

(4)
Beneficial ownership is as of November 6, 2017 and is based on information contained in the Schedule 13G filed with the SEC on June 15, 2017. The Schedule 13G states that OrbiMed Capital GP VI LLC (“GP VI”) is the sole general partner of OrbiMed Private Investments VI, LP, which holds 5,000,000 shares of our Common Stock. The Schedule 13G also states that each of GP VI, OrbiMed Advisors LLC and Samuel D. Isalyhas have shared voting and dispositive power over 5,000,000 shares of our Common Stock. The address of OrbiMed Private Investments VI, LP is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(5)
Beneficial ownership is as of November 6, 2017 and is based on information contained in the Schedule 13G filed with the SEC on June 22, 2017. The Schedule 13G states that each of Stonepine Capital Management, LLC, Stonepine Capital L.P., Jon M. Plexico, and Timothy P. Lynch beneficially own 2,307,446 shares of our Common Stock, with sole voting and dispositive power over all such shares. The address of Stonepine Capital L.P. is 919 NW Bond Street, Suite 204, Bend, OR 97703. The Schedule 13G also states that Stonepine Capital, L.P. holds our Common Stock for the benefit of its investors and has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our Common Stock.

(6)	The address of our current directors and executive officers listed is 3101 Western Avenue, Suite 800, Seattle, Washington 98121, U.S.A.

(7)	Number of shares beneficially owned includes 10,000 shares held by Mr. Seeley of unvested restricted stock.

(8)	Number of shares beneficially owned includes 10,000 shares of unvested restricted stock for all directors and executive officers as a group.

Delivery of Documents to Shareholders Sharing an Address

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such shareholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of proxy materials was delivered. If you are a shareholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Special Meeting or for our future meetings, or if you are a shareholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, U.S.A. or at 1-800-542-1061. If you are a beneficial shareholder, please contact your bank, broker, trustee or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington,

D.C. 20549, U.S.A. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access our SEC filings.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning us (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to our Secretary at 3101 Western Avenue, Suite 800, Seattle, Washington 98121, U.S.A. We undertake to provide required copies by first class mail or other equally prompt means within one business day of receipt of such request. If you would like to request documents, please do so by January 10, 2018 in order to receive them before the Special Meeting.

By Order of the Board of Directors

Adam R. Craig
Chief Executive Officer

Seattle, Washington
December 8, 2017

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this Agreement), dated as of     , 2017, is entered into by and between CTI BioPharma Corp., a Delaware corporation (the Delaware Corporation), and CTI BioPharma Corp., a Washington corporation (the Washington Corporation).
WHEREAS, the Washington Corporation is a corporation duly organized and existing under the laws of the State of Washington and is authorized to issue (i) Eighty One Million Five Hundred Thousand (81,500,000) shares of common stock, $0.001 par value per share (the Washington Corporation Common Stock), and (ii) Thirty-Three Thousand Three Hundred Thirty-Three (33,333) shares of preferred stock, $0.001 par value per share (the Washington Corporation Preferred Stock); and
WHEREAS, the Delaware Corporation is a corporation duly organized and existing under the laws of the State of Delaware, is a wholly owned subsidiary of the Washington Corporation and is authorized to issue (i) Eighty One Million Five Hundred Thousand (81,500,000) shares of common stock, no par value per share (the Delaware Corporation Common Stock) of which one hundred (100) shares are issued to the Washington Corporation and outstanding as of the date hereof, and (ii) Thirty-Three Thousand Three Hundred Thirty-Three (33,333) shares of preferred stock, no par value per share (the Delaware Corporation Preferred Stock); and
WHEREAS, the Board of Directors of each of the Delaware Corporation and the Washington Corporation have approved and adopted this Agreement and the transactions contemplated by this Agreement, in each case after making a determination that this Agreement and such transactions are advisable and fair to, and in the best interests of, such corporation and its stockholders; and
WHEREAS, pursuant to the transactions contemplated by this Agreement and on the terms and subject to the conditions set forth herein, the Washington Corporation, in accordance with the Delaware General Corporation Law (DGCL), will merge with and into the Delaware Corporation, with the Delaware Corporation as the surviving corporation in the merger (the Merger); and
WHEREAS, the Board of Directors of the Washington Corporation will furnish a proxy statement (the Proxy Statement) in connection with the solicitation of proxies to be voted at a special meeting of the Washington Corporation’s stockholders on January 24, 2018 at 10 a.m. Pacific Time, held at 3101 Western Avenue, Suite 800, Seattle, WA 98121, or any adjournment or postponement thereof (the Special Meeting); and
WHEREAS, for US federal income tax purposes, the parties intend that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with 252 of the DGCL and Section 23B.11.070 of the Washington Business Corporation Act (the Act), the Washington Corporation shall be merged with and into the Delaware Corporation at the Effective Time (as hereinafter defined). Following the Effective Time, the separate corporate existence of the Washington Corporation shall cease, and the Delaware Corporation shall continue as the surviving corporation and shall continue to be governed by the laws of the State of Delaware. The effects and consequences of the Merger shall be as set forth in this Agreement and the DGCL.

2.Condition; Effective Time.
(a)Pursuant to the Revised Code of Washington, Section 23B.17.015, the obligations of the parties to effect the Merger and to otherwise consummate the transactions contemplated by this Agreement are subject to the Washington Corporation having obtained the approval of this Agreement by the affirmative vote of a majority of votes actually cast by the Washington Corporation stockholders entitled to vote on the Merger at the Special Meeting, in person or by proxy, provided that the affirmative votes equal or exceed fifteen percent of votes within the voting group (the Required Approval).
(b)Subject to the provisions of this Agreement, the Merger shall be effective upon the filing of a certificate of merger (the Certificate of Merger) complying with 252(c) of the DGCL with the Secretary of State of the State of Delaware with respect to the Merger and the filing of the articles of merger (the Articles of Merger) with the Secretary of State of the State of Washington, which filings shall be made as soon as practicable after the Required Approval has been obtained (the Effective Time).
(c)The Merger shall have the effects set forth in the DGCL, including without limitation, Section 259 of the DGCL. Without limiting the generality of the foregoing, from the Effective Time: (i) all the properties, rights, privileges, immunities, powers and franchises of the Washington Corporation shall vest in the Delaware Corporation, and (ii) all debts, liabilities, obligations and duties of the Washington Corporation shall become the debts, liabilities, obligations and duties of the Delaware Corporation.
3.Organizational Documents. The bylaws of the Delaware Corporation in effect at the Effective Time shall be the bylaws of the Delaware Corporation until thereafter amended as provided therein or by the DGCL, and the certificate of incorporation of the Delaware Corporation in effect at the Effective Time, as amended pursuant to the Certificate of Merger, shall be the certificate of incorporation of the Delaware Corporation until thereafter amended as provided therein or by the DGCL.
4.Directors and Officers. The directors and officers of the Washington Corporation immediately prior to the Effective Time shall be the directors and officers, respectively, of the Delaware Corporation from and after the Effective Time and shall hold office until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the certificate of incorporation and bylaws of the Delaware Corporation or as otherwise provided by the DGCL.
5.Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the Delaware Corporation or the Washington Corporation or the holders of shares of capital stock of the Washington Corporation:

(a)
each share of Washington Corporation Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and non-assessable share of Delaware Corporation Common Stock, and all such shares of Washington Corporation Common Stock shall automatically be cancelled and retired and shall cease to exist;

(b)
each share of Washington Corporation Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and non-assessable share of Delaware Corporation Preferred Stock, and all such shares of Washington Corporation Preferred Stock shall automatically be cancelled and retired and shall cease to exist; provided that, from and after the Effective Time, the holders of Delaware Corporation Preferred Stock shall have the right to convert such shares of Delaware Corporation Preferred Stock into validly issued, fully paid and non-assessable shares of Delaware Corporation Common Stock, in accordance with and to the extent set forth in the Certificate of Designations of the Delaware Corporation’s Series N Preferred Stock in the Delaware Corporation’s Certificate of Incorporation; and

(c)
each share of capital stock of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and cease to be outstanding following the consummation of the Merger.

6.Warrants of the Washington Corporation. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding warrant (the Warrants or Warrant) which prior to that time represented a Warrant of the Washington Corporation shall cease to exist and shall be deemed for all purposes to evidence ownership of and to represent a Warrant of the Delaware Corporation and shall be so registered on the books and records of the Delaware Corporation or its transfer agent.
7.Equity-Based Awards of the Washington Corporation. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, the Delaware Corporation will assume and continue any and all of the Washington Corporation’s employee benefit plans and stock incentive plans in effect at the Effective Time, including the Washington Corporation’s 2017 Equity Incentive Plan, 2015 Equity Incentive Plan and 2007 Equity Incentive Plan (the “Stock Plans”) and any and all stock options, restricted stock and restricted stock unit awards, and other equity-based awards that are then outstanding under any of the Stock Plans (the “Outstanding Awards”). At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each Outstanding Award will automatically be converted into an award covering an equal number of shares of Delaware Corporation Common Stock (with, in the case of options and similar awards, the same per-share exercise price that applied to the Outstanding Award prior to the Effective Time). The Delaware Corporation shall continue to reserve that number of shares of Delaware Corporation Common Stock with respect to each such Outstanding Award as was reserved by the Washington Corporation prior to the Effective Time with no other changes in the terms and conditions of such Outstanding Awards, and each Outstanding Award of the Washington Corporation shall be converted into an Outstanding Award of the Delaware Corporation and shall be so registered on the books and records of the Delaware Corporation or its transfer agent.  On and after the Effective Time, all awards previously issued under or that may be issued in the future under any of the Stock Plans will be deemed to be issued by or may be issued by the Delaware Corporation. In addition, at the Effective Time, the Washington Corporation’s 2007 Employee Stock Purchase Plan (the “ESPP”) shall be assumed by the Delaware Corporation, and any Offering Period (as defined in the ESPP) then in progress shall continue in effect in accordance with its terms, except that the purchase rights under the ESPP will be exercised at the end of the Offering Period for shares of Delaware Corporation Common Stock rather than shares of Washington Corporation Common Stock.
8.Stock Certificates.

(a)
After the Effective Time, each holder of a certificate representing shares of Washington Corporation Common Stock may, at such stockholder’s option, surrender the same for cancellation to the transfer agent of the Delaware Corporation (the Agent), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Delaware Corporation Common Stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate representing shares of Washington Corporation Common Stock outstanding immediately prior to the Effective Time shall be deemed for all purposes, from and after the Effective Time, to represent the number of shares of Delaware Corporation Common Stock into which such shares of Washington Corporation Common Stock were converted in the Merger.

(b)
After the Effective Time, each holder of a certificate representing shares of Washington Corporation Preferred Stock may, at such stockholder’s option, surrender the same for cancellation to the Agent, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Delaware Corporation Preferred Stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate representing shares of Washington Corporation Preferred Stock outstanding immediately prior to the Effective Time shall be deemed for all purposes, from and after the Effective Time, to represent the number of shares of Delaware Corporation Preferred Stock into which such shares of Washington Corporation Preferred Stock were converted in the Merger.

(c)
The registered owner on the books and records of the Delaware Corporation of any shares of stock represented by a certificate of Washington Corporation Common Stock or Washington Corporation Preferred Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Delaware Corporation or the Agent, have and be entitled to exercise any voting and other rights (including the right to receive dividends and other distributions) with respect to the shares of Delaware Corporation Common Stock or Delaware Corporation Preferred Stock, as applicable, represented by such certificate as provided in this Section 8.

(d)
Each certificate representing shares of Delaware Corporation Common Stock or shares of Delaware Corporation Preferred Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of Washington Corporation Common Stock or Washington Corporation Preferred Stock, as applicable, so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Delaware Corporation in compliance with applicable laws.

9.Consents and Filings; Reasonable Best Efforts

(a)
The Washington Corporation shall (i) file the Proxy Statement with the United States Securities and Exchange Commission; (ii) duly give notice of, convene and hold the Special Meeting for the purpose of obtaining the Required Approval; and (iii) through its Board of Directors, recommend to its stockholders that they vote in favor of the adoption of this Agreement.

(b)
The Washington Corporation and the Delaware Corporation each will use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including to effect all necessary notifications and filings.

10.Entire Agreement. This Agreement together with the Certificate of Merger constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, representations and warranties, and agreements, both written and oral, with respect to such subject matter.
11.Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
12.No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.
13.Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
14.Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
15.Termination, Abandonment or Deferral. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Washington Corporation or the Delaware Corporation or both, notwithstanding the approval of this Agreement by the stockholders of the Washington Corporation or the Delaware Corporation or the prior filing of this Agreement with the Secretary of State of the State of Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Washington Corporation and the Delaware Corporation, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either corporation or its Board of Directors or stockholders with respect thereto, except that the Washington Corporation shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.
16.Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
17.Governing Law. This Agreement and all actions (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Washington Corporation or the Delaware Corporation in the negotiation, administration, performance and enforcement thereof shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under any applicable principles of conflicts of laws thereof.
18.Jurisdiction.    In any action between the parties arising out of or relating to this Agreement or any of the transactions contemplated hereby, each of the parties (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware or any federal court sitting in the State of Delaware; (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it will not bring any such action in any court other than the Court of Chancery for the State of Delaware in and for New Castle County, Delaware, or any federal court sitting in the State of Delaware and appellate courts thereof.
19.WAIVER OF JURY TRIAL. EACH OF THE WASHINGTON CORPORATION AND THE DELAWARE CORPORATION WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS.
20.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, portable data format (PDF) or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CTI BIOPHARMA CORP.,
a Washington corporation

By_____________________
Name:
Title:

CTI BIOPHARMA CORP.,
a Delaware corporation

By_____________________
Name:
Title:

APPENDIX B

DELAWARE CHARTER

CERTIFICATE OF INCORPORATION
OF
CTI BIOPHARMA CORP.
The undersigned, for the purpose of organizing a corporation under the General Corporation Law of the State of Delaware, certifies:
ARTICLE I
NAME
The name of the corporation (the Corporation) is CTI BioPharma Corp.
ARTICLE II
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware or any applicable successor act thereto (as the same now exists or may hereafter be amended, the DGCL).
ARTICLE IV
AUTHORIZED CAPITAL STOCK

4.1
Classes. The total number of shares of capital stock which the Corporation shall have authority to issue is Eighty One Million Five Hundred Thirty-Three Thousand Three Hundred Thirty-Three (81,533,333), including Eighty One Million Five Hundred Thousand (81,500,000) shares of common stock, par value $0.001 per share (the Common Stock), and Thirty-Three Thousand Three Hundred Thirty-Three (33,333) shares of preferred stock, par value $0.001 per share (the Preferred Stock), of which 575 shall initially be designated as the Series N Preferred Stock (the Series N Preferred Stock) and 10,000 shall initially be designated as the Series ZZ Junior Participating Cumulative Preferred Stock (the Series ZZ Preferred Stock). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

4.2.	Common Stock. The terms of the Common Stock are as follows:

(a)
Ranking. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Corporation (the Board) upon any issuance of any series of Preferred Stock.

(b)
Voting. Except as otherwise provided by law or this Certificate of Incorporation (as defined below), the holders of outstanding shares of Common Stock shall have the exclusive right to vote for the election and removal of directors and for all other purposes. Except as otherwise required by law or this Certificate of Incorporation, each share of Common Stock shall entitle the holder thereof to one (1) vote, in person or by proxy, on each matter submitted to a vote of stockholders of the Corporation. Notwithstanding any other provision of this Certificate of Incorporation (as amended from time to time, including the terms of any certificate of designations for any series of Preferred Stock, this Certificate of Incorporation) to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the DGCL.

(c)
Dividends. Subject to the rights of the holders of Preferred Stock, holders of shares of Common Stock shall be entitled to receive such dividends and distributions and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefor.

(d)
Liquidation. Subject to the rights of the holders of Preferred Stock, shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary. A liquidation, dissolution or winding up of the affairs of the Corporation, as such terms are used in this Section (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other person or a sale, lease, exchange or conveyance of all or a part of its assets.

4.3	Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series.

(a)
General. The Board is hereby authorized to provide by resolution or resolutions from time to time for the issuance, out of the unissued shares of Preferred Stock, of one or more series of Preferred Stock, without stockholder approval, by filing a certificate pursuant to the applicable law of the State of Delaware, setting forth such resolution and, with respect to each such series, establishing the number of shares to be included in such series, and fixing the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof including, without limitation, the dividend rate (and whether dividends are cumulative), conversion rights, if any, voting rights, rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding.. The powers, designation, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as provided by the terms of any Preferred Stock, shares of Preferred Stock may be redeemed, purchased or acquired by the Corporation and may be reissued except as otherwise provided by law.

(b)
Series N Preferred Stock. The Series N Preferred Stock shall have: (i) the designation as indicated opposite “DESIGNATION” below, (ii) the number of shares as indicated opposite “NUMBER OF SHARES” below,

(i)
the Stated Value (as defined in Exhibit A-1 hereto) as indicated opposite “STATED VALUE” below, (iv) the Original Issue Date (as defined in Exhibit A-1 hereto) as indicated opposite “ORIGINAL ISSUE DATE” below, (v) the Conversion Price (as defined in Exhibit A-1 hereto) as indicated opposite “CONVERSION PRICE” below, and (vi) the Beneficial Ownership

Limitation Percentage (as defined in Exhibit A-1 hereto) as indicated opposite “BENEFICIAL OWNERSHIP LIMITATION PERCENTAGE” below:

DESIGNATION:	Series N Preferred Stock

NUMBER OF SHARES:	575

STATED VALUE:	$2,000 per share

ORIGINAL ISSUE DATE:	June 8, 2017

CONVERSION PRICE:	$3.00

BENEFICIAL OWNERSHIP	19.99%
LIMITATION
PERCENTAGE:

Notwithstanding anything to the contrary set forth in this Certificate of Incorporation, any outstanding shares of Series N Preferred Stock that are not converted pursuant to an automatic conversion pursuant to Section 6(b)(i) of Exhibit A-1 hereto shall automatically convert into that number of shares of Common Stock determined by dividing the Stated Value of shares of the Series N Preferred Stock by the Conversion Price for the Series N Preferred Stock only on the date on which the conversion of such shares of the Series N Preferred Stock would no longer result in beneficial ownership of more than the Beneficial Ownership Limitation Percentage of the Common Stock by the particular Holder and its affiliates.
Except to the extent expressly provided otherwise herein, such Series N Preferred Stock shall have such powers, terms, conditions, designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof ascribed to the Series N Preferred Stock as set forth in Exhibit A-1 hereto, which is incorporated herein by reference and constitutes part of this Certificate of Incorporation.

(c)
Series ZZ Junior Participating Cumulative Preferred Stock. The Corporation has designated a series of preferred stock of the Corporation as the “Series ZZ Junior Participating Cumulative Preferred Stock” (the Series ZZ Preferred Stock), which series shall have such rights, voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series as set forth in Exhibit A-2 hereto, which is incorporated herein by reference and constitutes part of this Certificate of Incorporation.

ARTICLE V
DIRECTORS
This Article FIFTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

5.1.	General. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law.

5.2.
Number of Directors; Election of Directors. The total number of directors constituting the Board of Directors of the Corporation shall be fixed in the manner set forth in the bylaws. Directors shall be elected annually for terms of one year, and until their successors are elected and qualified, subject to their earlier death, resignation or removal from the Board of Directors. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot. No cumulative voting for directors shall be permitted.

5.3.	The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE VI
PREEMPTIVE RIGHTS
Stockholders of the Corporation have no preemptive rights to acquire additional shares issued by the Corporation.
ARTICLE VII
SHAREHOLDER MEETING QUORUM
A quorum for any shareholder meeting shall be the holders of shares constituting at least one-third (1/3) of the votes entitled to be cast.
ARTICLE VIII
LIMITATION ON LIABILITY OF DIRECTORS
To the fullest extent permitted by the DGCL as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that nothing contained in this Article shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to the provisions of Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or modification of this Article shall apply to or have any adverse effect on any right or protection of, or any limitation of the liability of, a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
ARTICLE IX
INDEMNIFICATION
The Corporation may indemnify, and advance expenses to, to the fullest extent permitted by law, any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders and directors are subject to this reserved power.
ARTICLE XI
Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, only if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all the outstanding shares of stock of the Corporation entitled to vote thereon and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

ARTICLE XII
The name and mailing address of the Corporation’s Sole Incorporator is:
Name:        Adam R. Craig

Address:        3101 Western Avenue, Suite 800
Seattle, WA 98121, U.S.A.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation this      day of         , 2017.

_________________________
Adam R. Craig, Incorporator

EXHIBIT A-1
CTI BIOPHARMA CORP.
SERIES N PREFERRED STOCK
Section 1. Designation and Amount. There shall be a series of preferred stock that shall be designated as “Series N Preferred Stock” and the number of shares initially constituting such series shall be 575. The number of shares of Series N Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series N Preferred Stock to a number less than the number of shares of Series N Preferred Stock then outstanding.
Section 2. Definitions. For the purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any person or entity controlling, controlled by or under common control with a Holder.
“Alternate Consideration” has the meaning set forth in Section 7(d).
“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Change of Control Transaction” means the occurrence after the Original Issue Date, any of (i) an acquisition by an individual, legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion of shares of Series N Preferred Stock), or (ii) the Corporation merges into or consolidates with any other person, or any person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately before such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another person and the stockholders of the Corporation immediately before such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or

(a)
a replacement at one time or within a one-year period of more than one-half of the members of the Board which is not approved by a majority of those individuals who are members of the Board on the Original Issue Date (or by those individuals who are serving as members of the Board on any date whose nomination to the Board was approved by a majority of the members of the Board who are members on the Original Issue Date), or

(b)	the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) herein.
“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.
“Common Stock Equivalents” means any securities which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock; provided, however, that Common Stock Equivalents shall not include any debt securities of the Corporation.
“Conversion Amount” means the sum of the Stated Value at issue.
“Conversion Date” has the meaning set forth in Section 6(a).

“Conversion Price” has the meaning set forth in Section 6(c).
“Conversion Shares” means collectively, the shares of Common Stock issuable upon conversion of the shares of Series N Preferred Stock in accordance with the terms hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
“Fundamental Transaction” means, at any time while shares of the Series N Preferred Stock is outstanding, (i) the Corporation effects any merger or consolidation of the Corporation with or into another person in which the Corporation is not the surviving person, (ii) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Corporation or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange a material portion of the Corporation’s shares for other securities, cash or property, or (iv) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property; provided, however, that for the purposes of clause (ii) above, a “Fundamental Transaction” shall not include the Corporation entering into a license or other agreement that licenses any intellectual property to an unaffiliated and unrelated person so long as the Corporation and its subsidiaries continue to have bona fide, substantial and continuing business operations and activities after such license or other agreement is entered into; provided, further, however, that a “Fundamental Transaction” shall not include a reverse stock split with respect to the Common Stock.
“Holder” means a holder of shares of Series N Preferred Stock.
“Junior Securities” means (i) the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior to or pari passu with the Series N Preferred Stock as to dividend rights or liquidation preference and (ii) the Series ZZ Junior Participating Cumulative Preferred Stock of the Corporation.
“Liquidation” has the meaning set forth in Section 5.
“Notice of Conversion” has the meaning set forth in Section 6(a).
“Non-Senior Securities” means (i) the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior to the Series N Preferred Stock as to dividend rights or liquidation preference and (ii) the Series ZZ Junior Participating Cumulative Preferred Stock of the Corporation.
“Original Issue Date” shall be as set forth in the Certificate of Incorporation.
“Series N Preferred Stock” shall mean collectively, all issued and outstanding shares of Series N Preferred Stock. The Series N Preferred Stock shall have no par value.
“Stated Value” shall be as set forth in the Certificate of Incorporation, as the same may be increased pursuant to Section 3(a).
“Trading Day” means a day on which the New York Stock Exchange is open for business.
“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: The NYSE Amex, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange or the Mercato Telematico Azionario (MTA) organized and managed by Borsa Italiana S.p.A.
“Transfer” has the meaning set forth in Section 9.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a U.S. national securities exchange, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the U.S. national securities exchange on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (ii) if the Common Stock is then listed or traded on the OTC Bulletin Board and the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (iii) if the Common Stock is not then quoted for trading on a national securities exchange or the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a majority in interest of the Holders and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.
Section 3. Dividends.

(a)
Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on outstanding shares of Series N Preferred Stock equal (on an as-if-converted- to-Common-Stock basis) to and in the same form as dividends (other than dividends in the form of Common Stock) actually paid on shares of the Common Stock or other Non- Senior Securities when, as and if such dividends (other than dividends in the form of Common Stock) are paid on shares of the Common Stock or other Non-Senior Securities. Other than as set forth in the previous sentence, no other dividends shall be paid on any shares of Series N Preferred Stock; and the Corporation shall pay no dividends (other than dividends in the form of Common Stock) on shares of the Common Stock or other Non-Senior Securities unless it simultaneously complies with the previous sentence. All declared but unpaid dividends on shares of Series N Preferred Stock, shall increase the Stated Value of Series N Preferred Stock then outstanding, but when such dividends are actually paid, any such increase in the Stated Value shall be rescinded.

(b)
So long as any shares of Series N Preferred Stock remain outstanding, neither the Corporation nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any material amount of Non-Senior Securities except as expressly permitted by Section 8(b).

Section 4. Voting Rights. Except as otherwise expressly provided herein or as otherwise required by law, Holders of shares of the Series N Preferred Stock shall have no voting rights.
Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a Liquidation), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value for each outstanding share of Series N Preferred Stock, plus any declared and unpaid dividends and any other payments that may be due thereon, before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders and the holders of all securities which are pari passu with the Series N Preferred Stock as to liquidation in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction or Change of Control Transaction shall be treated as if it were a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 25 days before the payment date stated therein, to each Holder.
Section 6. Conversion and Exchange Rights.

(a)	Conversions at Option of Holder.

(i)
With respect to shares of Series N Preferred Stock, each share shall be convertible at any time and from time to time from and after the Original Issue Date, at the option of the Holder thereof, into that number of shares of Common Stock determined by dividing the Stated Value of such share by the Conversion

Price. The shares of Series N Preferred Stock shall initially be issued and maintained in the form of securities held in book-entry form and (A) if the initial issuance of such shares is settled through The Depository Trust Company or its nominee (DTC) or another established clearing corporation performing similar functions, then DTC or such other clearing corporation shall be the sole registered holder of the shares of Series N Preferred Stock and (B) if the initial issuance of such shares is not settled through DTC or such other clearing corporation, then the Holder shall be the sole registered holder of such shares. For so long as a Holder’s interest in the shares of Series N Preferred Stock is a beneficial interest in certificate(s) representing the shares of Series N Preferred Stock held in book-entry form through DTC, the Holder must comply with DTC’s (or another established clearing corporation performing similar functions) procedures to effect conversions. For so long as a Holder’s interest in the shares of Series N Preferred Stock is a beneficial interest in certificate(s) representing the shares of Series N Preferred Stock held in book-entry form through the records of the Corporation’s designated conversion agent, the Holder must comply with the designated conversion agent’s procedures to effect conversions. Holders shall effect conversions by providing the Corporation or its designated conversion agent with the form of conversion notice attached hereto as Annex A (a Notice of Conversion), which may be delivered before the date of conversion. Each Notice of Conversion shall specify the number of shares of Series N Preferred Stock to be converted, the number of shares of Series N Preferred Stock owned before the conversion at issue, the number of shares of Series N Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date must be on or after the Original Issue Date and may not be before the date the applicable Holder delivers such Notice of Conversion to the Corporation in accordance with Section 10(a) (such date, the Conversion Date); provided, however, that in the case of an automatic conversion pursuant to Section 6(b)(i), the “Conversion Date” shall be the first to occur of the dates set forth in clauses (A) through (C) of Section 6(b)(i); and provided, further, however, that in the case of an automatic conversion pursuant to Section 6(b)(ii), the “Conversion Date” shall be the first to occur of the dates set forth in clauses (A) and (B) of Section 6(b)(ii). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder (or the first date thereafter that conversion is permitted pursuant to this Section 6(a), Section 6(b)(i) or Section 6(b)(ii), as applicable). The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series N Preferred Stock, a Holder shall be required to (and by delivering a Notice of Conversion shall thereby be deemed to agree to) forthwith surrender the certificate(s) representing such shares of Series N Preferred Stock to the Corporation or its designated conversion agent, electronically through DTC, another established clearing corporation performing similar functions or the records of the Corporation or a designated agent of the (A) Corporation (or, if the shares of Series N Preferred Stock are held in certificated form by the Holder surrender the certificate(s) representing such shares to the Corporation or its designated conversion agent). Notwithstanding anything to the contrary set forth herein, upon conversion of shares of Series N Preferred Stock in accordance with the terms hereof and the Certificate of Designations, if a Holder holds its shares of Series N Preferred Stock in certificate form, no Holder thereof shall be required to physically surrender the certificate representing such Holder’s shares of Series N Preferred Stock to the Corporation unless (A) the full or remaining number of shares of Series N Preferred Stock represented by such certificate are being converted or (B) such Holder has provided the Corporation with prior written notice (which notice may be included in a Notice of Conversion) requesting reissuance of a certificate representing the remaining shares of Series N Preferred Stock upon physical surrender of any certificate representing the shares of Series N Preferred Stock being converted. Each Holder and the Corporation shall maintain records showing the number of shares of Series N Preferred Stock so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of the certificate representing the shares of Series N Preferred Stock upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation establishing the number of shares of Series N Preferred Stock to which the record holder is entitled shall be controlling and determinative in the absence of manifest error.

(ii)
Notwithstanding the foregoing, no shares of the Series N Preferred Stock shall be convertible by a Holder to the extent (but only to the extent) that such conversion would result in such Holder and its affiliates beneficially owning more than 19.99% of the Common Stock or such lower percentage set forth in the Certificate of Designations for the Series N Preferred Stock (the Beneficial Ownership Limitation Percentage), to be issued in respect of Series N Preferred Stock (the Beneficial Ownership Limitation). To the extent the Beneficial Ownership Limitation applies, the determination of whether the shares of Series N Preferred Stock held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder) shall, subject to such Beneficial Ownership Limitation, be determined on the basis of the first submission to the Corporation for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert shares of Series N Preferred Stock pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility or issuance (as the case may be). For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that in effecting any conversion, the Corporation shall be entitled to assume that no Holder, together with its affiliates, beneficially owns more than the Beneficial Ownership Limitation Percentage unless written notice specifying the number of shares of Common Stock beneficially held by such Holder and its affiliates is sent to the Corporation by the Holder within the three Business Day period before the date of the automatic conversion. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Beneficial Ownership Limitation. The limitations contained in this paragraph shall apply to a successor Holder. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Corporation may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of a Holder, the Corporation shall within two Business Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock.

(b)	Automatic Conversion.

(i)
Except to the extent limited by the Beneficial Ownership Limitation, each outstanding share of Series N Preferred Stock shall automatically convert into that number of shares of Common Stock determined by dividing the Stated Value of such share by the Conversion Price (A) on the 30th day after the Original Issue Date, (B) on the date on which 5,000 or less shares of Series N Preferred Stock remain outstanding, or (C) immediately upon the adoption by the Board of a resolution that it intends to adopt an amendment to the Certificate of Incorporation without stockholder approval to effect a reverse stock split of the outstanding Common Stock and the number of authorized shares of Common Stock in the same proportions in order to achieve compliance with the listing rules of The NASDAQ Capital Market or for other good-faith business reasons.

(ii)
Notwithstanding the Beneficial Ownership Limitation, any outstanding shares of Series N Preferred Stock that are not converted pursuant to an automatic conversion pursuant to Section 6(b)(i) above shall automatically convert into that number of shares of Common Stock determined by dividing the Stated Value of such share by the Conversion Price on the earlier of (A) the date on which the conversion of Series N Preferred Stock would no longer result in beneficial ownership of more than the Beneficial Ownership Limitation Percentage of the Common Stock by the particular Holder and its affiliates and (B) the 91st day after the Original Issue Date.

(iii)
Upon a Conversion Date, a Holder shall be required to forthwith surrender any certificate(s) representing such shares of Series N Preferred Stock to the Corporation electronically through DTC, another established clearing corporation performing similar functions or the records of the Corporation or a designated agent of the Corporation (or, if the shares of Series N Preferred Stock are held in certificated form by the Holder surrender the certificate(s) representing such shares of Series N Preferred Stock to the Corporation) within two Trading Days of the date established for such conversion and set forth in a written notice from the Corporation; provided, however, that the failure by a Holder to surrender the certificate(s) representing such converted shares of Series N Preferred Stock shall not prevent the Corporation from delivering the shares of Common Stock issuable upon automatic conversion thereof and, upon receipt of such consideration by such Holder, the shares of Series N Preferred Stock shall be converted for all purposes hereunder.

(c)	Conversion Price. The conversion price for any shares of Series N Preferred Stock shall be as set forth in the Certificate of Incorporation (the Conversion Price).

(d)	Mechanics of Conversion.

(i)
Delivery of Certificate upon Conversion. Not later than three Trading Days after each Conversion Date, whether pursuant to Section 6(a) or (b), the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates, which shall be free of restrictive legends and issuer- imposed trading restrictions (provided that a registration statement covering resales of the Conversion Shares is then in effect), representing the number of shares of Common Stock being acquired upon the conversion of shares of Series N Preferred Stock. The Corporation shall use its best efforts to, if the Holder is not an affiliate of the Corporation, deliver any certificate(s) of the Conversion Shares required to be delivered by the Corporation under this Section 6 electronically through DTC or another established clearing corporation performing similar functions (provided that a registration statement covering resales of the Conversion Shares is then in effect). If, in the case of any Notice of Conversion, such certificate(s) are not delivered to or as directed by the applicable Holder by the seventh Trading Day after the Conversion Date, then (without limiting the Holder’s other rights and remedies hereunder for the Corporation’s failure to comply with its obligations under the preceding portion of this paragraph) the applicable Holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation at any time on or before its receipt of such certificate(s), in which event the Corporation shall promptly return to such Holder any original Series N Preferred Stock certificate tendered for conversion delivered to the Corporation and such Holder shall promptly return any Common Stock certificates representing the shares of Series N Preferred Stock tendered for conversion to the Corporation.

(ii)
Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of shares of Series N Preferred Stock in accordance with the terms hereof is absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of Series N Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series N Preferred Stock of such Holder shall have been sought and obtained. In the absence of such an injunction, the Corporation shall issue Conversion Shares upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other section hereof or under applicable law.

(iii)
Reservation of Shares Issuable upon Conversion. The Corporation covenants that it will at all times use reasonable best efforts to reserve and keep available out of its authorized and unissued shares of Common Stock, for the sole purpose of issuance upon conversion of any outstanding shares of Series N Preferred Stock, as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of the Series N Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series N Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

(iv)
Fractional Shares. Upon a conversion of Series N Preferred Stock hereunder, the Corporation shall not be required to issue fractions of shares of Common Stock, but in lieu thereof each Holder who would otherwise have been entitled to a fraction of a share of Common Stock upon conversion of the Series N Preferred Stock shall be paid cash equal to such fraction times the Conversion Price.

(v)
Transfer Taxes. The issuance of certificates for shares of the Common Stock issued upon conversion of shares of Series N Preferred Stock shall be made without charge to any Holder for any documentary stamp, issuance or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of the shares of Series N Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7. Certain Adjustments.

(a)
Stock Dividends and Stock Splits. If the Corporation, at any time while any of the Series N Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of such shares of Series N Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price of such Series N Preferred Stock shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and any other adjustments to the Holders’ conversion rights necessary to reflect such event shall be made. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)
Subsequent Rights Offerings. If the Corporation, at any time while any Series N Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not proportionately to the Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date for such issuance, and does not offer the same rights to the Holders, then the Conversion Price of Series N Preferred Stock shall be adjusted to reflect such rights, options or warrants offering by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before the record date for such issuance plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP on the record date for such issuance and the denominator of which shall be the number of shares of the Common Stock outstanding on such record date plus the aggregate number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

(c)
Pro Rata Distributions. If the Corporation, at any time while any Series N Preferred Stock is outstanding, distributes (other than as a dividend) to all holders of Common Stock (and not proportionately to the Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price of Series N Preferred Stock shall be adjusted by multiplying the Conversion Price in effect immediately before the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. For avoidance of doubt, distributions that are dividends shall be subject to Section 3(a) and not subject to this Section 7(c).

(d)
Fundamental Transaction. If, at any time while any Series N Preferred Stock is outstanding, a Fundamental Transaction occurs, then, upon any subsequent conversion of Series N Preferred Stock, the Holders shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately before the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately before such Fundamental Transaction, the holder of one share of Common Stock (the Alternate Consideration); and the Holders shall no longer have the right to receive Conversion Shares per se upon such conversion. For purposes of any such conversion, the determination of the Conversion Price of the Series N Preferred Stock shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of Series N Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall adopt articles of incorporation or an amendment to its articles of incorporation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. Unless the Corporation elects to treat such Fundamental Transaction as a Liquidation, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(d) and ensuring that the Series N Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(e)	Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(f)	Notice to the Holders.

(i)	Adjustment to Conversion Price. Whenever the Conversion Price of any Series N Preferred Stock is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each

Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)
Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of Series N Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days before the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of its subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder is entitled to convert the Stated Value of its Series N Preferred Stock during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 8. Negative Covenants. As long as at least 20% of the aggregate number of originally issued shares of Series N Preferred Stock are outstanding (as appropriately adjusted for share splits and similar transactions), the Corporation shall not, without the Corporation obtaining the affirmative written consent of Holders of a majority of the then outstanding shares of Series N Preferred Stock:

(a)
amend this Certificate of Incorporation, its bylaws or other charter documents so as to materially, specifically and adversely affect any rights of any Holder with respect to the Series N Preferred Stock;

(b)
repay, repurchase or offer to repay, repurchase or otherwise acquire any material amount of its Junior Securities (other than securities described in clause (ii) of the definition of “Junior Securities”); provided, however, that this restriction shall not apply to the repurchase of up to 5,750,000 shares of Common Stock in any 12-month period (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date) from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements approved by a majority of the Board or under which the Corporation has the option to repurchase such shares at cost or upon the occurrence of certain events, such as termination of employment;

(c)	authorize or create any class or series of stock ranking senior to the Series N Preferred Stock as to dividend rights or liquidation preference; or

(d)
enter into any agreement or understanding with respect to any of the foregoing. Notwithstanding the foregoing, this Section 8 shall not prohibit the issuance of additional series of preferred stock that do not rank senior to the Series N Preferred Stock as to dividend rights or liquidation preference.

Section 9. Transferability. The Series N Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of (any of the foregoing, a Transfer) in accordance with U.S. state and federal securities laws. The Corporation shall keep at its principal office, or at the offices of the transfer agent, a register of the Series N Preferred Stock. In connection with any such permitted Transfer, upon the surrender of any certificate representing Series N Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, shall execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate; provided that the Corporation shall not be required to pay any tax that may be payable in respect of any such Transfer involved in the issuance and delivery of any such new certificate in a name other than that of Holder and the Corporation shall not be required to issue or deliver such new certificate(s) unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the Holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.
Section 10. Miscellaneous.

(a)
Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile or by email, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at ________, or such other street address, facsimile number or email address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 10(a). Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, by email or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or street address of such Holder appearing on the books of the Corporation, or if no such facsimile number, email address or street address appears on the books of the Corporation, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or email to the facsimile number or email address specified in this Section 10(a) before 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile or email to the facsimile number or email address specified in this Section 10(a) between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of dispatch, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b)
Lost or Mutilated Series N Preferred Stock Certificate. If a Holder’s Series N Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series N Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation.

(c)
Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this instrument shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof.

(d)
Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this instrument shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this instrument or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this instrument on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this instrument. Any waiver by the Corporation or a Holder must be in writing.

(e)
Severability. If any provision of this Series N Certificate of Designations or Certificate of Designations is invalid, illegal or unenforceable, the balance of hereof or thereof shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

(f)	Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(g)
Headings. The headings contained herein are for convenience only, do not constitute a part of this Series N Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

(h)
Status of Converted or Redeemed Series N Preferred Stock. If any shares of Series N Preferred Stock are converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of Series N Preferred Stock.

(i)
Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided herein shall be cumulative and in addition to all other remedies available hereunder, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Corporation to comply with the terms hereof. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

ANNEX A
NOTICE OF CONVERSION
(TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT SHARES
OF SERIES N PREFERRED STOCK)
The undersigned hereby elects to convert the number of shares of Series N Preferred Stock, par value $0.001 per share (the Preferred Stock), of CTI BioPharma Corp. (the Corporation), indicated below into shares of common stock, par value $0.001 per share (the Common Stock), of the Corporation, according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be reasonably required by the Corporation. No fee will be charged to the Holders for any conversion of Preferred Stock, except for any such transfer taxes.
Conversion calculations:
Investor Account Name:
Investor Contact Name:
Account Number (if delivered prior to settlement date, to be completed by initial purchaser):
Date to Effect Conversion:
Number of shares of Series N Preferred Stock owned before
Conversion:
Number of shares of Series N Preferred Stock to be Converted:
Stated Value of shares of Series N Preferred Stock to be Converted:
Number of shares of Common Stock to be Issued:
Applicable Conversion Price:
Fixed conversion price 3.00 per share
DWAC Instructions (required only if delivered subsequent to the settlement date):
PREFERRED Conversion
Computershare DTCC no:
COMMON Shares CUSIP
Broker/DTCC no:
Broker Contact Name and Phone Number:
By:
Name:
Title:

Exhibit A-2
CTI BIOPHARMA CORP.
SERIES ZZ JUNIOR PARTICIPATING CUMULATIVE PREFERRED STOCK
Section 1. Designation and Amount. There shall be a series of preferred stock that shall be designated as “Series ZZ Junior Participating Cumulative Preferred Stock” (the Series ZZ Preferred Stock), and the number of shares initially constituting such series shall be 10,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series ZZ Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series ZZ Preferred Stock.
Section 2. Dividends and Distributions.

(a)

(i)
Subject to the rights of the holders of any shares of any class or series of preferred stock (or any similar stock) ranking prior and superior to the Series ZZ Preferred Stock with respect to dividends, the holders of shares of Series ZZ Preferred Stock, in preference to the holders of shares of common stock and of any other class or series of stock ranking junior to the Series ZZ Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a Quarterly Dividend Payment Date), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series ZZ Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series ZZ Preferred Stock. The multiple of cash and non-cash dividends declared on the common stock to which holders of the Series ZZ Preferred Stock are entitled, which shall be 10,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple.” In the event the Corporation shall at any time after January 7, 2010 (the Rights Declaration Date).

(ii)
declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series ZZ Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(iii)
Notwithstanding anything else contained in this paragraph (a), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series ZZ Preferred Stock as provided in this paragraph (a) immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock) and the Corporation shall pay such distribution of the Series ZZ Preferred Stock before the dividend or distribution declared on the common stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series ZZ Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(b)
Dividends shall begin to accrue and be cumulative on outstanding shares of Series ZZ Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series ZZ Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series ZZ Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series ZZ Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series ZZ Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series ZZ Preferred Stock shall have the following voting rights:

(a)
Subject to the provision for adjustment hereinafter set forth, each share of Series ZZ Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series ZZ Preferred Stock is entitled to cast, which shall initially be 10,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple.” In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series ZZ Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(b)
Except as otherwise provided herein or by law, the holders of shares of Series ZZ Preferred Stock and the holders of shares of common stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)

(i)
Whenever, at any time or times, dividends payable on any shares of Series ZZ Preferred Stock shall be in arrears in an amount equal to at least six (6) full quarter dividends (whether or not declared and whether or not consecutive), the holders of record of the outstanding shares of Series ZZ Preferred Stock shall have the exclusive right, voting separately as a single class, to elect two (2) directors of the Corporation at a special meeting of stockholders of the Corporation or at the Corporation’s next annual meeting of stockholders, and at each subsequent annual meeting of stockholders, as provided below.

(ii)
Upon the vesting of such right of the holders of shares of Series ZZ Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two (2) and the two (2) vacancies so created shall be filled by vote of the holders of the outstanding shares of Series ZZ Preferred Stock as hereinafter set forth. A special meeting of the stockholders of the Corporation then entitled to vote shall be called by the President, the Board of Directors or, if requested in writing, by the holders of at least 10% of the shares of Series ZZ Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders of the Corporation, the holders of the shares of Series ZZ Preferred Stock shall elect, voting as above provided, two (2) directors of the Corporation to fill the aforesaid vacancies created by the automatic increase in the number of members of the Board of Directors. At any and all such meetings for such election, the holders of a majority of the outstanding shares of Series ZZ Preferred Stock shall be necessary to constitute a quorum for such election, whether present in person or proxy, and such two (2) directors shall be elected by the vote of at least a majority of the shares of Series ZZ Preferred Stock held by such stockholders present or represented at the meeting, the holders of Series ZZ Preferred Stock being entitled to cast a number of votes per share of Series ZZ Preferred Stock as is specified in paragraph (a) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(c). Any director elected by holders of shares of Series ZZ Preferred Stock pursuant to this Section 3(c) may be removed at any annual or special meeting, by vote of a majority of the stockholders voting as a class who elected such director, with or without cause. In case any vacancy shall occur among the directors elected by the holders of shares of Series ZZ Preferred Stock pursuant to this Section 3(c), such vacancy may be filled by the remaining director so elected, or his successor then in office, and the director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of directors.

(iii)
The right of the holders of shares of Series ZZ Preferred Stock, voting separately as a class, to elect two (2) members of the Board of Directors of the Corporation as aforesaid shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Series ZZ Preferred Stock shall have been paid or declared and set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided subject to revesting in the event of each and every subsequent default of the character above-mentioned. Upon any termination of the right of the holders of the Series ZZ Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Series ZZ Preferred Stock pursuant to this Section 3(c) shall terminate immediately. Whenever the term of office of the directors elected by the holders of shares of Series ZZ Preferred Stock pursuant to this Section 3(c) shall terminate and the special voting powers vested in the holders of the Series ZZ Preferred Stock pursuant to this Section 3(c) shall have expired, the maximum number of members of this Board of Directors of the Corporation shall be such number as may be provided for in the Bylaws of the Corporation, irrespective of any increase made pursuant to the provisions of this Section 3(c). The voting rights granted by this Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series ZZ Preferred Stock in this Section 3.

(d)
Except as otherwise required by applicable law or as set forth herein, holders of Series ZZ Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(a)
Whenever dividends or distributions payable on the Series ZZ Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series ZZ Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)
declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series ZZ Preferred Stock;

(ii)
declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series ZZ Preferred Stock, except dividends paid ratably on the Series ZZ Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)
except as permitted in subsection 4(a)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series ZZ Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series ZZ Preferred Stock; or

(iv)
purchase or otherwise acquire for consideration any shares of Series ZZ Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series ZZ Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series ZZnd classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)
The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series ZZ Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation (voluntary or otherwise), no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series ZZ Preferred Stock unless, prior thereto, the holders of shares of Series ZZ Preferred Stock shall have received an amount (the Series ZZ Liquidation Preference) equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $10,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of all cash or other property to be distributed per share to holders of common stock upon such liquidation, dissolution or winding up of the Corporation, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series ZZ Preferred Stock, except distributions made ratably on the Series ZZ Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the aggregate amount per share to which holders of shares of Series ZZ Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
In the event, however, that there are not sufficient assets available to permit payment in full of the Series ZZ Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series ZZ Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series ZZ Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series ZZ Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series ZZ Preferred Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series ZZ Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.
Section 8. Redemption. The shares of Series ZZ Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law.
Section 9. Ranking. Unless otherwise expressly provided in the Certificate of Incorporation or a Certificate of Designation, Preferences or Rights relating to any other series of preferred stock of the Corporation, the Series ZZ Preferred Stock shall rank junior to every other series of the Corporation’s preferred stock previously or hereafter authorized, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the common stock.
Section 10. Fractional Shares. Series ZZ Preferred Stock may be issued in whole shares or in any fraction of a share that is one ten-thousandth (1/10,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series ZZ Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement, as amended, for fractions of a share other than one ten-thousandth (1/10,000th) of a share or any integral multiple thereof.
Section 11. Amendment. At any time any shares of Series ZZ Preferred Stock are outstanding, the Certificate of Incorporation and the foregoing Sections 1 through 10, inclusive, and this Section 11 of the Series ZZ Certificate of Designation shall not be amended in any manner, including by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series ZZ Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series ZZ Preferred Stock, voting separately as a class.

Appendix C

BYLAWS
OF
CTI BIOPHARMA CORP.
a Delaware corporation

ARTICLE I

REGISTERED OFFICE

1.1
Delaware Office. The Corporation shall have and maintain a registered office in the State of Delaware as required by law. The name and address of its registered agent in the State of Delaware is set forth in the Certificate of Incorporation of the Corporation (the Certificate of Incorporation).

1.2
Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors of the Corporation (the Board of Directors) may designate or as the business of the Corporation may from time to time require.

ARTICLE II
STOCKHOLDER MEETINGS

2.1
Meeting Place. All meetings of the stockholders shall be held, pursuant to proper notice as set forth in Section 2.4 of this Article II, at the principal executive office of the Corporation, or at such other place as shall be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting may be held solely by means of remote communication, as authorized by Section 211(a) of the General Corporation Law of the State of Delaware (the DGCL).

2.2
Annual Meeting. The annual meeting of the stockholders shall be held on such date and at such time as shall be fixed by resolution of the Board of Directors, at the principal office of the Corporation, or such other place as fixed by the Board of Directors, for the purpose of electing directors and transacting such other business as may properly come before that meeting; provided, however, that the Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211 of the DGCL.

2.3
Special Meetings. Special meetings of the stockholders for any purpose may be called at any time by the President, the Board of Directors or the holders of at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting. Special meetings of the stockholders shall be held at the Corporation’s principal executive office or at such other place as shall be identified in the notice of such meeting. Only business within the purpose or purposes described in the meeting notice may be conducted at a special stockholders’ meeting.

2.4
Notice of Meetings. Except as otherwise provided by applicable law or the Certificate of Incorporation, whenever stockholders are required or permitted to take any action at a meeting, notice in writing or by electronic transmission of each stockholders’ meeting stating the date, time, place, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, for a special meeting, the purpose(s) for which the meeting is called, shall be given by the Corporation not less than ten nor more than sixty days prior to the date of the meeting, to each stockholder of record pursuant to Article VII of these Bylaws. Except as otherwise provided by applicable law or the Certificate of Incorporation, the Corporation is required to give notice only to stockholders entitled to vote at the meeting.

2.5
If mailed, notice shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Any previously scheduled meeting of the stockholders may be postponed by resolution of the Board of Directors, except that a meeting requested by the holders of record of shares of stock pursuant to Section 2.3 of these Bylaws may be postponed only by the holders of record that requested the meeting.

2.6
The Board of Directors or the chairperson at any meeting shall have the power to adjourn a meeting of stockholders. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place (if any) thereof and the means of remote communications (if any) by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for determining stockholders entitled to notice of such adjournment meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.7
Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

The record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no such record date is fixed by the Board of Directors, the record date shall be determined as follows:

(a)
if no prior action by the Board of Directors is required under the DGCL, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation; and

(b)
if prior action by the Board of Directors is required under the DGCL, the record date shall be the close of business on the day on which the Board of Directors adopts a resolution taking such prior action.

The record date for determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, shall be not more than 60 nor less than 10 days prior to such action. If no such record date is fixed by the Board of Directors, the record date for determining the stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

2.8
Stockholders’ List. The Corporation shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.8 or to vote in person or by proxy at any meeting of stockholders.

2.9
Quorum and Adjourned Meetings. Except as otherwise provided in the Certificate of Incorporation or otherwise provided by law, a quorum at any annual or special meeting of stockholders shall consist of stockholders representing, either in person or by proxy, one-third of the votes entitled to be cast on the matter. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. The chairman of the meeting may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as provided in the last paragraph of Section 2.6 of these Bylaws.

2.10
Voting. Except as otherwise provided in the Certificate of Incorporation or by law, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a stockholders’ meeting.

If a quorum exists, then, other than in the election of directors, action on a matter is approved by the vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter.
Unless otherwise provided in the Certificate of Incorporation, in any election of directors the candidates elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected by such shares.

2.11
Proxies. A stockholder may vote either in person or by granting a proxy in accordance with applicable law. An appointment of a proxy is valid for three years unless a longer period is expressly provided in the appointment form.

2.12
Stockholder Action by Written Consent. Except as otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, only if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all the outstanding shares of stock of the Corporation entitled to vote thereon and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

2.13 Stockholder Nomination of Director Candidates.

(a)
Subject to the rights of holders of any class or series of stock having a preference over the Corporation’s common stock as to dividends or upon liquidation, if any, nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder who is a stockholder of record of the Corporation at the time the notice provided for in this Section 2.13 is delivered to the Corporation and who is entitled to vote in the election of directors generally at the applicable meeting of stockholders. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been received by the Corporation, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to the election to be held at an annual meeting of stockholders, not less than ninety days nor more than one hundred twenty days prior to the date one year from the date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after the date one year from the date of the immediately preceding annual meeting of stockholders, or no annual meeting was held in the immediately preceding year, notice by the stockholder in order to be timely must be so received no later than the close of business on the tenth day following the day on which the public announcement is first made of the date of the annual meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which the public announcement is first made of the date of the special meeting. Each such notice shall be in writing and shall set forth: (A) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (B) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (C) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (D) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated or intended to be nominated, by the Board of Directors; and (E) the consent of each nominee to serve as a director of the Corporation if so elected. This Section 2.13 of this Article II shall be the exclusive means for a stockholder to submit nominations of persons for election to the Board of Directors. The Chairperson of the meeting may in his or her discretion determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

(b)
Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, (i) no person shall be eligible for election as a director of the Corporation pursuant to a stockholder nomination unless nominated in accordance with the procedures (including providing the required information) set forth in this Section 2.13 of this Article II, whether such proposed nominee is to be included in the Corporation’s proxy statement or presented to stockholders by means of an independently financed proxy solicitation and (ii) if the stockholder (or a qualified representative) giving the notice does not appear at the meeting to present the nomination, such nomination may be disregarded, irrespective of whether proxies concerning such nomination have been received by the Corporation.

2.14	Stockholder Proposals.

(a)
Any stockholder who is a stockholder of record of the Corporation at the time the notice provided for in this Section 2.14 is delivered to the Corporation and who is entitled to vote at a meeting of stockholders may make any proposal at such meeting of stockholders and the same may be discussed and considered only if written notice of such stockholder’s intent to make such proposal(s) has been received by the Corporation, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation (i) for purposes of an annual meeting, not less than ninety days nor more than one hundred twenty days prior to the date one year from the date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after the date one year from the date of the immediately preceding annual meeting of stockholders, or no annual meeting was held in the immediately preceding year, notice by the stockholder in order to be timely must be so received no later than the close of business on the tenth day following the day on which the public announcement is first made of the date of the annual meeting; and (ii) for purposes of a special meeting, not less than ninety days nor more than one hundred twenty days prior to the date of such special meeting of stockholders; provided, however, that if the first public announcement of the date of such special meeting is less than one hundred days prior to the date of such special meeting, notice by the stockholder in order to be timely must be so received no less than the tenth day following the day on which public announcement is first made of the date of the special meeting. In no event shall any adjournment or postponement of a special meeting or a public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Each such notice shall be in writing and shall set forth: (i) the address of the stockholder who intends to make the proposal(s); (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the proposal(s); and (iii) such other information regarding each proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission. The Chairperson of the meeting may in his discretion determine and declare to the meeting that a proposal was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective proposal shall be disregarded.

(b)
Notwithstanding anything to the contrary in these Bylaws: (i) no business shall be conducted at any meeting of stockholders except in accordance with the procedures set forth in this Section 2.14 of this Article II (other than the nomination of a person for election as a director, which is governed by Section 2.13 of this Article II and any business brought by the Board of Directors), and (ii) unless otherwise required by law, if a stockholder intending to propose business at a meeting of stockholders does not comply with the procedures (including providing the required information) set forth in this Section 2.14 of this Article II or if such stockholder (or a qualified representative) does not appear at the meeting to present the proposed business, such business shall not be transacted, irrespective of whether proxies concerning such nomination have been received by the Corporation.

(c)
Without limiting the foregoing provisions of this Section 2.14 of this Article II (and with respect to the nomination of a person for election as a director, Section 2.13 of this Article II), a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the Exchange Act), and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14 of this Article II; provided, however, that any references in these Bylaws to the Exchange Act or such rules and regulations are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.14, and compliance with this Section 2.14 of this Article II shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act or (ii) of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act, or (iii) of the holders of any series of Preferred Stock, if any, to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

ARTICLE III

SHARES OF STOCK

3.1	Issuance of Shares. Shares of capital stock of the Corporation shall be issued in the manner and for such considered as may be provided by applicable law.

3.2
Certificated Shares. Certificates of stock, if any, shall be issued in numerical order, and each stockholder holding shares represented by certificates shall be entitled to a certificate signed in a manner that complies with Section 158 of the DGCL. If an officer who has signed, or whose facsimile signature has been placed upon, such certificate ceases to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were an officer on the date of issue.

If the shares are subject to transfer or other restrictions under applicable securities laws or contracts with the Corporation, the share certificates shall include a complete description of, or a reference to, the existence and general nature of such restrictions on the face or back of the certificate.
Subject to the Certificate of Incorporation, the Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative to give the Corporation an affidavit of loss and a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

3.3
Uncertificated Shares. The Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.

3.4	Transfers.

(a)
Transfers of stock shall be made only upon the stock transfer records of the Corporation, which records shall be kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register and to record transfers of shares therein.

(b)
Shares of certificated stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificate or an assignment separate from certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of certificated stock shall be transferred on the records of the Corporation until the outstanding certificates therefor (or, in the case of a certificate alleged to have been lost, stolen or destroyed, any required affidavit of loss and bond) have been surrendered to the Corporation or to its transfer agent or registrar.

(c)
Shares of uncertificated stock shall be transferred upon receipt by the Corporation of a written request for transfer signed by the stockholder. Within a reasonable time after the transfer of shares without certificates, the Corporation shall provide the new stockholder a complete written statement of the information required on certificates as provided in Section 3.2 of this Article III.

ARTICLE IV

BOARD OF DIRECTORS

4.1
Powers.     The management of all the affairs, property and interests of the Corporation shall be vested in a Board of Directors. In addition to the powers and authorities expressly conferred upon it by these Bylaws and by the Certificate of Incorporation, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts as are not prohibited by statute or by the Certificate of Incorporation or by these Bylaws or as directed or required to be exercised or done by the stockholders.

4.2
Number, Term.     The Board of Directors shall consist of not less than five and not more than twelve persons as fixed from time to time by resolution of the Board of Directors. Following the date hereof, Directors shall be elected annually for terms of one year, and until their successors are elected and qualified, subject to their earlier death, resignation or removal from the Board of Directors. Directors may serve for any number of consecutive terms. Unless a Director dies, resigns or is removed, he or she shall hold office for the term elected and until his or her successor is elected and qualified.

4.3
Change of Number. Unless otherwise provided by the Certificate of Incorporation, the total number of directors constituting the Board of Directors may at any time be increased or decreased by the Board of Directors; provided, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

4.4
Chairperson of the Board of Directors. The Chairperson of the Board of Directors shall be a director and shall perform such duties as shall be assigned to him or her by the Board of Directors and in any employment agreement approved by the Board of Directors. The Chairperson shall preside at all meetings of the Board of Directors at which he or she is present. The Chairperson may sign deeds, mortgages, bonds, contracts, and other instruments, if such powers have been expressly delegated by the Board of Directors to the Chairperson, unless required by law to be signed by some other officer or in some other manner.

4.5
Vacancies. All vacancies in the Board of Directors, whether caused by resignation, death or otherwise, may be filled by the affirmative vote of a majority of the remaining directors in office though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office until the next stockholders’ meeting at which directors are elected and until his or her successor is elected and qualified. Any directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office continuing only until the next election of directors by the stockholders and until his or her successor is elected and qualified.

4.6
Resignation. A director may resign at any time by delivering written notice to the Board of Directors, the Chairperson of the Board of Directors, the President or the Secretary. A resignation is effective when the notice is delivered unless the notice specifies a later effective date.

4.7
Removal of Directors. Unless otherwise provided by the Certificate of Incorporation or applicable law, at a special meeting of stockholders called expressly for that purpose, the entire Board of Directors, or any member thereof, may be removed from office at any time, but only by the affirmative vote of the holders of a majority in voting power of the outstanding shares entitled to vote thereon.

4.8
Regular Meetings. Regular meetings of the Board of Directors or any committee may be held without notice at the principal place of business of the Corporation or at such other place or places, within or without the State of Delaware, as the Board of Directors or such committee, as the case may be, may from time to time designate. An annual meeting of the Board of Directors may be held without notice immediately after adjournment of the annual meeting of stockholders at the same place at which such stockholders’ meeting was held.

4.9	Special Meetings.

(a)
Special meetings of the Board of Directors may be called at any time by the Chairperson, the Chief Executive Officer or by a majority of the members of the Board of Directors, to be held at the principal place of business of the Corporation or at such other place as the Board of Directors or the person or persons calling such meeting may designate.

(b)
Special meetings of any committee of the Board of Directors may be called at any time by such person or persons and with such notice as shall be specified for such committee by the Board of Directors, or in the absence of such specification, in the manner and with the notice required for special meetings of the Board of Directors.

4.10
Notice of Meeting. Notice of the place, day, and time of any meeting of the Board of Directors for which notice is required shall be given, at least two days prior to the day on which the meeting is to be held, in any manner permitted by law, including orally. Notice shall be deemed to have been given as set forth in Article VII of these Bylaws. Such notice need not specify the business to be transacted at, or the purpose of, the meeting.

4.11
Waiver of Notice. A director may waive any notice required by law, by the Certificate of Incorporation or by these Bylaws before or after the time stated for the meeting, and such waiver shall be equivalent to the giving of such notice. Such waiver must be delivered by the director entitled to such notice and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, which waiver shall be set forth either (a) in an executed record or (b) if the Corporation has designated an address, location, or system to which the waiver may be electronically transmitted and the waiver has been electronically transmitted to the designated address, location, or system, in an executed electronically transmitted record. A director’s attendance at or participation in a meeting shall constitute a waiver of any required notice to the director of the meeting unless the director, at the beginning of the meeting or promptly upon the director’s arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

4.12
Quorum. A majority of the full Board of Directors shall be necessary at all meetings to constitute a quorum for the transaction of business. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board of Directors.

4.13	Action by Directors Without a Meeting.

(a)
Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at a meeting of the Board of Directors, or of a committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board of Directors, or committee.

(b)	Action taken under this Section 4.14 of this Article IV is effective when the last director signs the consent, unless the consent specifies a later effective date.

4.14
Participation. Any or all directors may participate in a regular or special meeting of the Board of Directors (or of a committee thereof) by, or may conduct the meeting through the use of, any means of communication by which all directors participating can hear each other during the meeting, and participation by such means shall constitute presence in person at such meeting.

4.15	Committees.

(a)	The Board of Directors, by resolution adopted by a majority of the full Board of Directors, designate one or more committees of directors. Each committee must have one or more members.

(b)
Any such committee may fix its rules of procedure and fix the time and place, whether within or without the State of Delaware, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise by resolution provide. The Board of Directors shall have the power to change the members of any such committee at any time, to fill vacancies therein and to discharge any such committee, either with or without cause, at any time.

(c)
Any such committee, unless otherwise provided in the resolution of the Board of Directors, or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority denied it by Section 141 of the DGCL.

(d)	Each committee shall keep regular minutes of its meetings and make such reports as the Board of Directors may from time to time request.

ARTICLE V

OFFICERS

5.1
Designations. The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary and, at the discretion of the Board of Directors, a Treasurer, one or more Assistant Secretaries and/or Assistant Treasurers, and such other officers as may be deemed necessary. The officers of the Corporation that may from time to time be appointed by the Chief Executive Officer shall be the Vice Presidents and such additional officers and assistant officers of the Corporation as he may determine. Any two or more offices may be held by the same individual. The Board of Directors, in its discretion, may elect a person from among its members to serve as Chairperson of the Board of Directors, who, when present, shall preside at all meetings of the Board of Directors, and who shall have such other powers as the Board of Directors may determine.

5.2	Appointment of Officers. The Board of Directors shall appoint the officers of the Corporation subject to the rights, if any, of an officer under any contract of employment.

5.3	Powers and Duties. If the Board of Directors appoints persons to fill the following positions, such officers shall have the power and duties set forth below:

(a)
The Chief Executive Officer. The Chief Executive Officer, subject to the direction and control of the Board of Directors, shall have general control and management of the business affairs and policies of the Corporation. The Chief Executive Officer shall act as liaison from and as spokesman for the Board of Directors. The Chief Executive Officer shall participate in long-range planning for the Corporation and shall be available to the other officers of the Corporation for consultation. The Chief Executive Officer shall possess power to sign all certificates, contracts and other instruments of the Corporation. Unless a Chairperson of the Board of Directors has been appointed and is present, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors. The Chief Executive Officer shall perform all such other duties as are incident to the office of Chief Executive Officer or are properly required by the Board of Directors.

(b)
The President. The President shall report to the Chief Executive Officer. In the absence of the Chief Executive Officer or his inability to act, the President, if any, shall perform all duties of the Chief Executive Officer and when so acting shall have all the power of, and be subject to all restrictions upon, the Chief Executive Officer; provided that no such President shall assume the authority to preside as Chairperson of meetings of the Board of Directors unless such President is a member of the Board of Directors. In general, the President shall have such powers and discharge such duties as are incident to the office of President and such duties as may be assigned from time to time by the Board of Directors.

(c)
Vice Presidents. Each Vice President shall have such powers and discharge such duties as may be assigned from time to time by the Board of Directors or the Chief Executive Officer, as applicable. During the absence or disability of the Chief Executive Officer and the President, and if no Chairperson of the Board of Directors is appointed, the Executive or Senior Vice Presidents, if any, and the Vice Presidents, if any, in the order designated by the Board of Directors, shall exercise all the functions of the President.

(d)
The Secretary. The Secretary shall issue notices for all meetings, except for notices for special meetings of the stockholders and special meetings of the directors which are called by the requisite percentage of stockholders or number of directors, shall have charge of the seal and the Corporation’s books, and shall make such reports and perform such other duties as are incident to the office of Secretary, or are properly required of him or her by the Board of Directors. The Secretary (or his or her designee) shall keep minutes of all meetings of the Board of Directors and stockholders. The Secretary shall keep a register of the post office address of each stockholder and director and attest certificates for shares of the Corporation, and shall maintain a stock ledger of the Corporation.

(e)	The Treasurer. The Treasurer shall have the custody of all moneys and securities of the Corporation and shall keep regular books of account. The Treasurer shall disburse the funds of the Corporation in payment of the just demands against the Corporation or as may be ordered by the Board of Directors, taking proper vouchers or receipts for such disbursements, and shall render to the Board of Directors from time to time as may be required an account of all transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall perform such other duties incident to his or her office or that are properly required of him or her by the Board of Directors.

5.4
Delegation. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in such officer’s place, the Board of Directors (or, if such officer is one that has been appointed by the Chief Executive Officer, the Chief Executive Officer) may from time to time delegate the powers or duties of such officer to any other officer or other person whom it may in its sole discretion select.

5.6	Vacancies. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board of Directors.

5.7
Resignation. An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Unless otherwise specified therein, acceptance of such resignation by the Corporation shall not be necessary to make it effective. Any such resignation shall not affect the Corporation’s contract rights, if any, with the officer.

5.8
Removal. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. An officer empowered to appoint another officer or assistant officer also has the power with or without cause to remove any officer he or she would have the power to appoint whenever in his or her judgment the best interests of the Corporation would be served thereby.

5.9
Salaries and Contract Rights. The salaries, if any, of the officers appointed by the Board of Directors shall be fixed from time to time by the Board of Directors or an applicable committee thereof. The appointment of an officer shall not of itself create contract rights.

5.10
Bonds. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

ARTICLE VI

DISTRIBUTIONS AND FINANCE

6.1	Dividends.
Dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

6.2
Depositories. The monies of the Corporation shall be deposited in the name of the Corporation in such bank or banks or trust company or trust companies as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors.

ARTICLE VII

NOTICES

7.1
Written Notice. Written notice may be transmitted by mail, private carrier, or personal delivery; or telephone, wire, or wireless equipment that transmits a facsimile of the notice and provides the transmitter with an electronically generated receipt. Written notice to a director or the Corporation is effective upon receipt by the director or the Corporation. Written notice to a stockholder is effective the earlier of (a) when mailed, if mailed with first class postage prepaid, correctly addressed to the stockholder at the stockholder’s address as it appears on the current record of stockholders of the Corporation and (b) when dispatched by telegraph or facsimile equipment or, if prepaid, by air courier.

7.2	Notice by Electronic Transmission. Notices to directors and stockholders from the Corporation may be in an electronic transmission given in accordance with applicable law.

7.3
Oral Notice. Any oral notice given to a director by personal communication over the telephone or otherwise may be communicated either to the director or to a person at the office of the director who, the person giving the notice has reason to believe, will promptly communicate it to the director.

ARTICLE VIII

SEAL

8.1	The Corporation may adopt a corporate seal which seal shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors.

ARTICLE IX

INDEMNIFICATION OF OFFICERS,
DIRECTORS, EMPLOYEES AND AGENTS

9.1
Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not brought by or in the right of the Corporation (a Proceeding) by reason of the fact that such person, or any other person for whom such person is the legal representative, is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or non-profit entity, including service with respect to employee benefit plans (an Indemnitee), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee if such Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any Proceeding, had no reasonable cause to believe that the Indemnitee's conduct was unlawful. The indemnification provided in this Section 9.1 and the advancement of expenses provided in Section 9.2 of these Bylaws shall, unless otherwise provided when authorized or ratified by the Board of Directors, continue as to an Indemnitee who has ceased to be a director, officer, employee or agent as aforesaid and shall inure to the benefit of the heirs, executors and administrators of such Indemnitee. Any indemnification under this Section 9.1 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of the Indemnitee is proper in the circumstances because such Indemnitee has met the applicable standard of conduct set forth in this Section. Such determination shall be made, with respect to an Indemnitee who is a director or officer at the time of such determination, (1) by majority vote of the directors who are not party to such Proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

9.2
Advancement of Expenses. The Corporation shall pay the expenses (including attorneys' fees) incurred by an Indemnitee in defending any Proceeding referred to in Section 9.1 of these Bylaws in advance of its final disposition; provided that the payment of expenses incurred by an Indemnitee in advance of the final disposition of such Proceeding shall be made only upon receipt of (i) a written affirmation of the Indemnitee’s good faith belief that the Indemnitee met the requisite standard of conduct and (ii) an undertaking by the Indemnitee to repay all amounts advanced if it should ultimately be determined that the Indemnitee is not entitled to be indemnified under this Article or otherwise.

9.3
Claims. If a claim for indemnification or advancement of expenses under this Article is not paid in full within sixty (60) days after a written claim therefore by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of such claim. In any such action the Corporation shall have the burden of proving that the Indemnitee was not entitled to the requested indemnification or advancement of expenses.

9.4
Good Faith Defined. For purposes of any determination under Section 9.1, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on good faith reliance on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise.

9.5	Indemnification of Employees and Agents. The Corporation may indemnify employees and agents of the Corporation pursuant to this Article IX to the same extent as an Indemnitee.

9.6
Non-exclusivity of Rights. The right to indemnification under this Article IX for directors, officers, employees and agents shall not be exclusive of any other right which any person may have, or hereafter acquire, under any statute, provision of the Certificate of Incorporation, these Bylaws, other agreement, vote of stockholders or disinterested directors, insurance policy, principles of common law or equity, or otherwise.

9.7
Other Indemnification. The Corporation's obligation, if any, to indemnify any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such Indemnitee may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit entity.

9.8
Amendment or Repeal; Survival. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

9.9
Insurance. The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify the individual against the same liability under this Article IX.

9.10
Indemnification as a Witness. This Article IX does not limit a Corporation’s power to pay or reimburse expenses incurred by a director in connection with the director’s appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent to the proceeding.

9.11
Interpretation. The provisions contained in this Article IX shall be interpreted and applied to provide indemnification to directors, officers, employees and agents of the Corporation to the fullest extent allowed by applicable law, as such law may be amended, interpreted and applied from time to time. The obligations of the Corporation under this Article IX to indemnify, and advance expenses to, a person who is or was a director or officer of the Corporation shall be considered a contract between the Corporation and such person, and no modification or repeal of any provision of this Article IX shall affect, to the detriment of such person, such obligations of the Corporation in connection with a claim based on any act or failure to act occurring before such modification or repeal.

ARTICLE X

BOOKS AND RECORDS

10.1
The Corporation shall maintain appropriate accounting records and shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the stockholders or the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of Directors. In addition, the Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

ARTICLE XI

EXECUTION OF CORPORATION INSTRUMENTS AND VOTING
OF SECURITIES OWNED BY THE CORPORATION

11.1	Execution of Corporate Instruments.

(a)
The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

(b)
All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize to do so.

(c)
Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

11.2
Voting of Securities Owned by the Corporation. All stock, equity interests and other securities of other entities owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or any Vice President.

ARTICLE XII

AMENDMENTS

12.1	By Stockholders. These Bylaws may be amended or repealed by the stockholders in accordance with the Certificate of Incorporation and applicable law.

12.2	By Directors. The Board of Directors shall have power to amend or repeal the Bylaws of, or adopt new Bylaws for, the Corporation.

12.3
Emergency Bylaws. The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the stockholders, which shall be operative during any emergency in the conduct of the business of the Corporation resulting from an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of its Board of Directors or its stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee thereof cannot readily be convened for action.

Adopted Effective ____________________, 2017

CTI BIOPHARMA CORP. 3101 WESTERN AVENUE, SUITE 800 SEATTLE, WA 98121
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E34265-S65740	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CTI BIOPHARMA CORP.
The Board of Directors recommends you vote FOR the following proposals:				For	Against	Abstain
1.	To approve the reincorporation of CTI BioPharma Corp. from the State of Washington to the State of Delaware by merging CTI BioPharma Corp. into a newly formed, wholly-owned subsidiary.			☐	☐	☐
2.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1.			For ☐	Against ☐	Abstain ☐
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments and postponements thereof.
For address changes/comments, mark here. (see reverse for instructions)			☐
Please indicate if you plan to attend this meeting.	☐ Yes	☐ No
Please sign exactly as your name(s) appear(s) on the stock certificate(s). When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

E34266-S65740

CTI BIOPHARMA CORP.
Special Meeting of Shareholders
January 24, 2018 10:00 am Pacific Time
The proxy is solicited by the Board of Directors

The undersigned shareholder(s), hereby revoking any proxy previously given, hereby appoint(s) Adam R. Craig, M.D., Ph.D., Laurent Fischer, M.D., Bruce J. Seeley, or any one of them, as proxies, each with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s) the number of shares of Common Stock of CTI BioPharma Corp. that the shareholder(s) would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on January 24, 2018, or at any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2. Whether or not direction is made, each of the named proxies is authorized to vote this proxy in his discretion, upon such other matter or matters that may properly come before the meeting and any postponements or adjournments thereof.

Address Changes/Comments: ________________________________________________________________
________________________________________________________________________________________

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

To be signed on reverse side

[ITALIAN PROXY CARD]

[MODULO DI DELEGA ITALIANO]
CTI BioPharma Corp.
Assemblea Straordinaria dei Soci
24 gennaio 2018
La presente Delega è stata Sollecitata per Conto del Consiglio di Amministrazione

Il socio (i soci) il cui nome ( i cui nomi) appaia(no) appaia(no) sull’allegato (sugli allegati) certificato (o certificati) di partecipazione al Sistema Centrale di Deposito Italiano di Monte Titoli S.p.A., rilasciati da intermediari autorizzati ai sensi della Sezione 21 (e seguenti) del Regolamento Banca d’Italia e CONSOB emanato il 22 Febbraio 2008, con la presente nomina(no) il Dott. Adam R. Craig,, Ph.D., il Dott. Laurent Fischer, Bruce J. Seeley, ciascuno disgiuntamente, come delegati, ciascuno con pieno potere di subdelega, a rappresentare e votare in nome e per conto del socio (dei soci) il numero di Azioni Ordinarie di CTI BioPharma Corp. per le quali il socio (i soci) avrebbe(ro) diritto di voto se fosse(ro) personalmente presente(i) all’Assemblea Straordinaria dei Soci il 24 gennaio 2018, o qualsiasi successivo rinvio.

Questa delega, se debitamente sottoscritta e presentata insieme al certificato rilasciato dagli intermediari autorizzati ai sensi della Sezione 21 (e seguenti) Regolamento Banca d’Italia e CONSOB emanato il 22 Febbraio 2008, sarà esercitata nella maniera qui indicata dal socio (dai soci). SE NON È DATA ALCUNA INDICAZIONE, LA DELEGA SARÀ ESERCITATA “IN FAVORE” DELLE PROPOSTE 1 E 2 e, a discrezione del delegato, su qualsiasi altra questione o questioni che potrebbero opportunamente essere discusse prima dell’assemblea e in occasione di qualsiasi successivo rinvio della stessa.
Il socio (i soci) indica(no) che la delega debba essere esercitata come segue:
QUESTO MODULO DI DELEGA È VALIDO SOLO QUANDO FIRMATO E DATATO
Il Consiglio di Amministrazione suggerisce che Lei voti IN FAVORE delle seguenti proposte:

(1)
Approvare il trasferimento di CTI Biopharma Corp. dallo Stato di Washington allo Stato del Delaware mediante fusione con CTI Biopharma Corp. in una società interamente controllata di nuova costituzione.
	IN FAVORE ☐	CONTRARIO ☐	ASTENUTO ☐
(2)
Approvare il rinvio dell’Assemblea Straordinaria, se necessario od opportuno, per sollecitare ulteriori deleghe se ci fossero voti insufficienti nel momento in cui l’Assemblea Straordinaria debba adottare la Proposta 1.
	IN FAVORE ☐	CONTRARIO ☐	ASTENUTO ☐

ISTRUZIONI DI VOTO

a.	Firmare e datare questa scheda nello spazio indicato di seguito.

b.
Consegnare ENTRAMBI il presente modulo di delega E il certificato rilasciato dagli intermediari autorizzati ai sensi della Sezione 21 (e seguenti) Regolamento Banca d’Italia e CONSOB emanato il 22 Febbraio 2008 (o una copia completa) al seguente indirizzo via posta o fax:

CTI BioPharma Corp.
Attn: Corporate Secretary
3101 Western Ave., Suite 800
Seattle, WA 98121
FAX: +1 (206) 284-6206

c.
DEVE accludere il certificato rilasciato agli intermediari autorizzati ai sensi della Sezione 21 (e seguenti) Regolamento Banca d’Italia e CONSOB emanato il 22 Febbraio 2008 (o una copia completa) insieme al presente modulo di delega per far sì che il Suo voto sia conteggiato.

d.
Scadenza: Il Suo modulo di delega deve essere ricevuto all’indirizzo su indicato (per posta o via fax) prima del rinvio dell’Assemblea Straordinaria che si terrà il 24 gennaio 2018. Se invia per posta il Suo voto successivamente al 17 gennaio 2018, Le consigliamo di inoltrare i fogli via fax al numero di cui sopra.

Tutte le altre deleghe conferite fino a questo momento dal sottoscritto per esercitare il voto delle azioni CTI BioPharma Corp., rispetto a cui il sottoscritto avrebbe diritto di voto se personalmente presente all’Assemblea Straordinaria o qualsiasi successivo rinvio, sono con la presente espressamente revocate.
Firmare esattamente come il Suo nome (i Vostri nomi) appare (appaiono) sul certificato azionario rilasciato (i certificati rilasciati) dagli intermediari autorizzati ai sensi della Sezione 21 (e seguenti) Regolamento Banca d’Italia e CONSOB emanato il 22 Febbraio 2008. Quando le azioni sono in comproprietà, ciascuna persona deve firmare. Quando firma un avvocato, esecutore, amministratore, trustee o custode, si prega di indicare per intero tale titolo. Una persona autorizzata dovrebbe firmare per conto di società, partnership e associazioni e fornire il suo titolo.
FIRMA (FIRMARE NEL LA CASELLA) _________________________     DATA _____________
FIRMA (COMPROPRIETARI) ____________________________________     DATA _____________

[ITALIAN PROXY CARD (English translation)]
CTI BioPharma Corp.
Special Meeting of the Shareholders
January 24, 2018
This Proxy is Solicited on Behalf of the Board of Directors

The shareholder(s) whose name(s) appear(s) on the enclosed certifications(s) of participation in the Central Depository System of Monte Titoli S.p.A., issued by authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008, hereby appoint(s) Adam R. Craig, M.D., Ph.D., Laurent Fischer, M.D., Bruce J. Seeley, or any one of them, as proxies, with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s), the number of shares of Common Stock of CTI BioPharma Corp. that the shareholder(s) would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on January 24, 2018, or at any adjournment or postponement thereof.

This proxy, when properly executed and submitted together with your certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 and 2 and, in the proxies’ discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.
The shareholder(s) direct(s) that this proxy be voted as follows:
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
The Board of Directors recommends you vote FOR the following proposals:

(1)	To approve the reincorporation of CTI Biopharma Corp. from the State of Washington to the State of Delaware by merging CTI Biopharma Corp. into a newly formed, wholly-owned subsidiary.	FOR ☐	AGAINST ☐	ABSTAIN ☐
(2)	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1.	FOR ☐	AGAINST ☐	ABSTAIN ☐

VOTING INSTRUCTIONS

a.	Please sign and date this card in the space provided below.

b.
Please submit BOTH this signed proxy card AND the certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008 (or a complete copy) to the following address either by mail or by fax:

CTI BioPharma Corp.
Attn: Corporate Secretary
3101 Western Ave., Suite 800
Seattle, WA 98121
FAX: +1 (206) 284-6206

c.
You MUST include the certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008 (or a complete copy) together with this proxy card for your vote to be counted.

d.
Deadline: Your proxy card must be received at the above address (by mail or fax) prior to the adjournment of the Special Meeting on January 24, 2018. If you are depositing your vote in the mail after January 17, 2018, we recommend that you also submit the papers by fax to the above number.

All other proxies heretofore given by the undersigned to vote shares of stock of CTI BioPharma Corp., which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment or postponement thereof, are hereby expressly revoked.
Please sign exactly as your name(s) appear(s) on the stock certifications(s) issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008. When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.
SIGNATURE (PLEASE SIGN WITHIN BOX) _________________________     DATE _____________
SIGNATURE (JOINT OWNERS) ____________________________________     DATE _____________